United states
Securities and exchange commission
Washington, D.C. 20549

Schedule 14a

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.__)

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Filed by a Party other than the Registrant	[ ]

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[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

The Herzfeld Caribbean Basin Fund, Inc.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ]	Fee paid previously with preliminary materials.

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The Herzfeld Caribbean Basin Fund, Inc.

119 Washington Avenue, Suite 504
Miami Beach, Florida 33139

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

June 17, 2025

Miami Beach, Florida, [_______], 2025

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on June 17, 2025. The proxy statement and semi-annual report to stockholders are available at www.herzfeld.com/cuba or by calling the Herzfeld Caribbean Basin Fund, Inc. at 800-TJH-FUND (854-3863) or 1-305-777-1660.

Semi-Annual Report:	CUBA Herzfeld Caribbean Basin Fund | Semi-Annual Report Dated December 31, 2024
Annual Report:	CUBA Herzfeld Caribbean Basin Fund | Annual Report Dated June 30, 2024
Proxy Statement:	[INSERT LINK TO PROXY STATEMENT]

TO THE STOCKHOLDERS OF THE HERZFELD CARIBBEAN BASIN FUND, INC.:

A Special Meeting of Stockholders of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) will be held on June 17, 2025 at 10:00 a.m. (Eastern time) at 119 Washington Avenue, Suite 504, Miami Beach, Florida (the “Special Meeting”).

Notice is hereby given that the Special Meeting is being held for the following purposes:

Proposal 1:	To approve an amended and restated investment advisory agreement between the Fund and Thomas J. Herzfeld Advisors, Inc. (the “Adviser”) to permit the Adviser to receive a fee based on “managed assets” and an incentive fee.

Proposal 2:	Revise the Fund’s investment objective as follows:

a.	revise the Fund’s Investment Objective from obtaining “long term capital appreciation” to a primary objective of “maximizing risk adjusted total returns” with a secondary objective of “generating high current income;” and

b.	reclassify the Fund’s investment objective as non-fundamental; and

Proposal 3:	Amend the fundamental policies of the Fund:

a.	amend the fundamental policy related to borrowing;
b.	amend the fundamental policy related to the issuance of senior securities;
c.	amend the fundamental policy related to underwriting securities issued by other persons;

d.	amend the fundamental policy related to industry concentration;
e.	amend the fundamental policy related to the purchase or sale of real estate;
f.	amend the fundamental policy related to the purchase or sale of commodities; and
g.	amend the fundamental policy related to making loans to other persons.

The Proposals referred to above are discussed in detail in the Proxy Statement accompanying this notice. The Board of Directors, including all of the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Fund, unanimously recommends that you vote FOR each of the Proposals. .

Each stockholder is invited to attend the Special Meeting in person. Stockholders of record at the close of business on May 5, 2025, are entitled to notice of and to vote at the meeting. If you plan to attend the meeting in person, please pre-register to obtain an admission ticket to facilitate entry through security at the Special Meeting. Valid, government-issued photo identification is required to enter the meeting. Please see page [XX] of this Proxy Statement for information about how to pre-register. In order for beneficial owners of shares registered in the name of a broker, bank, or other nominee to attend, participate, and vote at the Special Meeting, you must first obtain a legal proxy from the relevant broker, bank, or other nominee and then register your attendance ahead of the Special Meeting.

If you cannot be present at the Special Meeting, we urge you to fill in, sign, and promptly return the enclosed WHITE proxy card in order that the Special Meeting can be held without additional expense and a maximum number of shares may be voted.

By order of the Directors,

/s/ Erik M. Herzfeld
Erik M. Herzfeld
President

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD OR TAKE ADVANTAGE OF THE INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY CARD. IF YOU VOTE USING THE ENCLOSED PROXY CARD, DATE AND SIGN THE CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IF YOU CHOOSE TO VOTE AT THE SPECIAL MEETING (VIRTUALLY), PLEASE REFER TO THE INFORMATION ABOUT ATTENDING THE MEETING IN THE ACCOMPANYING PROXY STATEMENT.

The Herzfeld Caribbean Basin Fund, Inc.

119 Washington Avenue, Suite 504
Miami Beach, Florida 33139

PROXY STATEMENT

QUESTIONS AND ANSWERS

Q.	What is this document and why did we send it to you?

A.	This booklet contains the Notice of a Special Meeting of Stockholders (the “Notice”) of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) and Proxy Statement, which provide information that you should review before voting on the Proposals that will be presented at the Special Meeting of Stockholders (the “Meeting”). You are receiving this proxy material because you own shares of beneficial interest in the Fund. As a stockholder, you have the right to vote on the Proposals.

Q.       Who is asking for my vote?

A.	The Board of Directors of the Fund (“Board”) is asking you to vote at the Meeting. The Proposals are as follows:

Proposal 1:	To approve an amended and restated investment advisory agreement between the Fund and Thomas J. Herzfeld Advisors, Inc. (the “Adviser”) to permit the Adviser to receive a fee based on “managed assets” and an incentive fee;

Proposal 2:	Revise the Fund’s investment objective as follows:

a.	revise the Fund’s Investment Objective from obtaining “long term capital appreciation” to a primary objective of “maximizing risk adjusted total returns” with a secondary objective of “generating high current income;” and

b.	reclassify the Fund’s investment objective as non-fundamental; and

Proposal 3:	Amend the fundamental policies of the Fund:

a.	amend the fundamental policy related to borrowing;
b.	amend the fundamental policy related to the issuance of senior securities;
c.	amend the fundamental policy related to underwriting securities issued by other persons;
d.	amend the fundamental policy related to industry concentration;
e.	amend the fundamental policy related to the purchase or sale of real estate;
f.	amend the fundamental policy related to the purchase or sale of commodities; and
g.	amend the fundamental policy related to making loans to other persons.

Q.	How does the Board recommend I vote?

A.	The Board recommends that you vote “FOR” each of the Proposals.

Q.	Who is eligible to vote?

A.	Stockholders of record at the close of business on May 5, 2025 (the “Record Date”) are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. If you owned shares on the Record Date, you have the right to vote even if you later sold the shares.

Q.	Why is the Board proposing to revise the Fund’s investment objective and revise certain fundamental investment policies of the Fund?

A.	At the recommendation of the Fund’s investment adviser, Thomas J. Herzfeld Advisors, Inc. (the “Adviser”), the Board of Directors of the Fund approved, subject to stockholder approval, a change in the investment objective of the Fund, from obtaining “long-term capital appreciation” to a strategy with the primary investment objective of “maximizing risk adjusted total returns” and a secondary investment objective of “generating high current income.” The Fund will seek to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs”, that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors.

In connection with the change in investment objective, the Adviser has also proposed, and the Board has approved, a change in the Fund’s name to “Herzfeld Credit Income Fund, Inc”.

To facilitate the implementation of the proposed investment strategy, the Board, at the Adviser’s recommendation, has approved, subject to stockholder approval, a new non-fundamental investment objective and the revision of the Fund’s fundamental policies to permit the Fund to utilize leverage and other investment techniques to the full extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

Q.	Why is the Board proposing to amend the investment advisory agreement?

A.	The Board is proposing amendments to the Fund’s investment advisory agreement with the Adviser in connection with the proposed new investment strategy. The proposed changes to the investment advisory agreement include a change to the fee structure to be applied for management of the Fund. Consistent with fee structures of existing registered closed-end funds engaged in CLO strategies, the proposed amended management fee comprises a management fee based upon “Managed “Assets”, meaning gross assets of the Fund, less its liabilities incurred for purposes other than investment and an “Incentive Fee” based upon the income earned by the Fund, after a “hurdle rate” of 9%. The proposed fee structure will compensate the Adviser for its management of the Fund’s assets regardless of the source of the Fund’s assets and provides for more or less compensation to the Adviser depending upon the Fund’s performance and whether the Incentive Fee is applied.

To the extent the Fund borrows money or issues senior securities for investment purposes, “managed assets” will be greater than “net assets” (on which the current advisory fee is based). This is so because in determining net assets the increase in the Fund’s investable assets from borrowing or senior securities is offset or netted against the Fund’s obligation to repay such borrowing. Accordingly, under the proposed management fee, to the extent the Fund uses leverage, the advisory fees paid to the Adviser will increase. The use of leverage may create an incentive for the Adviser to borrow money or issue senior securities; however, consistent with the Adviser’s fiduciary duty to the Fund, the Adviser intends to use leverage where doing so would be consistent with the Fund’s investment objective and strategy and be in the interest of the Fund and its stockholders based on the Adviser’s view of prevailing market conditions. In addition, any borrowing or issuance of senior securities will be subject to the oversight of the Fund’s Board of Directors, a majority of which are not “interested persons” of the Adviser.

Q.	How will the management fees payable to the Adviser by the Fund change if the proposed investment advisory agreement changes are approved?

A.	Currently, the investment advisory agreement between the Fund and the Adviser sets the management fee at 1.45% of the Fund's average weekly net assets and has no incentive fee component.[1] If the changes are approved by the stockholders, the investment advisory fees paid by the Fund will consist of a 1.25% management fee and a 10% incentive fee, subject to a hurdle rate of 9%.

[1]	Under an agreement offered by the Advisor as part of a discount narrowing strategy, the management fee has been voluntarily waived to (i) 1.35% of the Fund’s assets up to and including $30 million and (ii) 1.25% of the Fund’s assets in excess of $30 million, until June 30, 2025.

The new fee structure may result in higher or lower management fees than the Fund’s current fee structure because the asset based fee portion is lower than the current contractual fee and payment of any incentive fees are conditioned on the performance of the Fund.

Please see page [XX] of the Proxy Statement for an illustration of fees if the proposed fee structure were in effect for prior periods.

What are the proposed changes to the Fund’s investment objective?

A.	The Board has approved, subject to stockholder approval a change in the investment objective of the Fund, from obtaining “long-term capital appreciation” to a primary objective of “maximizing risk adjusted total returns” with a secondary objective of “generating high current income.”

The Board has also approved, subject to stockholder approval, a change in the classification of the Fund’s investment objective from a fundamental policy to a non-fundamental policy. If the stockholders approve the change to the classification of the investment objective to a non-fundamental policy, the Board will be permitted to make future changes to the Fund’s investment objective without stockholder approval.

Q.	How does the New Strategy approved by the Board differ from the Fund’s current investment strategy?

A.	The Adviser has also proposed, and the Board has approved, a change in the Fund’s investment strategy from a long-only equity strategy focused on the Caribbean Basin region to a “CLO equity” investment strategy that seeks “risk adjusted total return” and “high current income” by investing in, among other things, equity and junior tranches of collateralized loan obligations (“CLOs”) (the new proposed investment strategy is referred to hereafter as “the New Strategy”).

See “Comparison of Current Strategy and New Strategy” on page [XX] of the Proxy Statement for a detailed side-by-side comparison of the current and modified investment strategies.

Please note that the changes to the Fund’s investment strategy have been approved by the Board and do not require further approval by the stockholders. Accordingly, you are not being asked to approve changes to the Fund’s investment strategy.

Q.	How do the principal investment risks of the New Strategy approved by the Board differ from the principal risks of the current strategy?

A.	While there is some overlap between the principal risks of the New Strategy approved by the Board and the Fund’s current investment strategy, there are important and material differences.

The principal risks of the New Strategy include, but are not limited to, the following:

●

Portfolio Fair Value Risk;

●

Potential Conflicts of Interest Risk – Allocation of Investment Opportunities;

●

Collateralized Loan Obligations Risk;

●

Covenant-Lite Loans Risk;

●

Subordinated Securities Risk;

●

High Yield Investment Risk;

●

Default Risk;

●

Non-Diversification Risk;

●

Leverage Risk;

●

Reliance on Senior Management Personnel of the Adviser Risk;

●

Conflicts of Interest Risk;

●

Liquidity Risk;

●

Risks Related to the Adviser’s Incentive Fee;

●

Market Risks;

●

Inflation Risk;

●

Interest Rate Risk;

●

Regulatory Risk;

●

Credit Spread Risk;

●

Prepayment Risk;

●

Volatility Risk;

●

Equity Risk;

●

Foreign Exchange Rate Risk; and

●

Cybersecurity Risk.

See “Principal Risks of the Current Strategy and New Strategy” on page [XX] of the Proxy Statement for a detailed discussion of principal risks of the current and modified investment strategies.

Q.	Which of the Fund’s fundamental policies is the Board proposing to change and what are the differences between the current fundamental policies and the proposed revised policies?

A.	The proposed changes to the Fund’s fundamental policies are intended to facilitate the implementation of the proposed new investment objective and investment strategy of the Fund by allowing the Fund to utilize leverage and other investment techniques to the full extent permitted under the 1940 Act.

See “Comparison of Current Fundamental Policies and Proposed Fundamental Policy” on page [XX] of the Proxy Statement for a detailed side-by-side comparison of each of the Fund’s current fundamental policies and the corresponding revised policy as proposed.

Q.	Will there be any significant portfolio transitioning in connection with the change in investment strategy?

A.	If stockholders approve the Proposals, the Adviser expects to transition the Fund’s portfolio in a manner consistent with its new investment objective, strategies and policies. The Fund may not be invested consistent with its current or modified investment strategies while such transition occurs. The realignment is anticipated to take effect on July 1, 2025, following stockholder approval of the Proposals. The transition is expected to take from 3-6 months, based on current market conditions and assuming that the Fund’s holdings are the same as of March 31, 2025. Sales and purchases of less liquid securities could take longer. The Adviser expects to sell approximately 100% of the Fund’s portfolio following the stockholder approval of the proposals. The expected cost (including any transaction costs) to sell 100% of the Fund’s holdings would be approximately $8,900 (or 0.02% of the estimated NAV of the Fund as of March 31, 2025) or $0.0006 per share of the Fund. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases of portfolio securities made in connection with the transition to the New Strategy, these will be borne by Fund.

In addition, the Fund will likely generate net capital gains or losses as a result of the portfolio transition discussed above. The actual tax consequences as a result of the portfolio transition to the New Strategy is dependent on the portfolio composition of the Fund and market conditions. Net capital gain (i.e., gains in excess of capital loss carryforwards), if any, resulting from the realignment coupled with the results of the Fund’s normal operations during the tax year in which the transition occurs would be distributed to the stockholders of the Fund in connection with the annual distribution requirements under U.S. federal tax laws. If the transition was completed on April 25, 2025, the estimated net capital gains realized by the Fund would be approximately $13,267,727.

Q.	How can I vote my shares?

A.	Please follow the instructions included on the enclosed Proxy Card.

Q.	What if I want to revoke my proxy?

A.	You can revoke your proxy at any time prior to its exercise by giving written notice of revocation or subsequently executed proxy to the Fund address at 119 Washington Avenue, Suite 504, Miami Beach, Florida 33139. Signing and mailing the proxy will not affect your right to give a later-dated proxy or to attend the Special Meeting and vote your shares. There is no stockholder statutory right of appeal or dissident with respect to any matters to be voted on at the Special Meeting. The cost of soliciting proxies will be paid by the Fund. This proxy statement is expected to be distributed to stockholders on or about [_______], 2025.

Q.	What happens if the stockholders don't approve one or all of the proposals?

A.	The successful implementation of the changes included in the Proposals relies on the approval of ALL Proposals. In the event that any Proposal fails to receive the requisite stockholder approval, none of the Proposals will be implemented and the Fund will continue to be managed in accordance with its current investment advisory agreement, stated investment objective, and fundamental investment policies.

The Board has determined that each of the changes included in the Proposals are in the best interests of the Fund and its stockholders and recommends that the stockholders vote FOR each Proposal. If any of the Proposals are not approved by the stockholders, it may be impossible for the Fund to implement the New Strategy approved by the Board. In such case, the Board will consider alternative options but will be required to continue to manage the Fund under its current investment objectives and strategies.

Q.	Whom do I contact for additional information?

A.	If you need any assistance or have any questions regarding the Proposals or how to vote your shares, please call the Fund at 800-TJH-FUND (854-3863) or 1-305-777-1660 during normal business hours. weekdays from 9:00 a.m. to 5:00 p.m. Eastern time.

The Herzfeld Caribbean Basin Fund, Inc.

119 Washington Avenue, Suite 504
Miami Beach, Florida 33139

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON

June 17, 2025

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) for use at the Special Meeting of Stockholders of the Fund to be held on June 17, 2025, at 10:00 a.m. (Eastern time), and at any adjournments thereof (the “Meeting”). The Board is seeking your vote for the approval of the following proposals:

Proposal 1:	To approve an amended and restated investment advisory agreement between the Fund and Thomas J. Herzfeld Advisors, Inc. (the “Adviser”) to permit the Adviser to receive a fee based on “managed assets” and an incentive fee;

Proposal 2:	Revise the Fund’s investment objective as follows:

a.	revise the Fund’s Investment Objective from obtaining “long term capital appreciation” to a primary objective of “maximizing risk adjusted total returns” with a secondary objective of “generating high current income;” and

b.	reclassify the Fund’s investment objective as non-fundamental; and

Proposal 3:	Amend the fundamental policies of the Fund:

a.	amend the fundamental policy related to borrowing;
b.	amend the fundamental policy related to the issuance of senior securities;
c.	amend the fundamental policy related to underwriting securities issued by other persons;
d.	amend the fundamental policy related to industry concentration;
e.	amend the fundamental policy related to the purchase or sale of real estate;
f.	amend the fundamental policy related to the purchase or sale of commodities;
g.	amend the fundamental policy related to making loans to other persons.

Each stockholder is invited to attend the Special Meeting in person. Stockholders of record at the close of business on May 5, 2025, are entitled to notice of and to vote at the meeting. If you plan to attend the meeting in person, please pre-register to obtain an admission ticket to facilitate entry through security at the Special Meeting. Valid, government-issued photo identification is required to enter the meeting. Please see page [XX] of this Proxy Statement for information about how to pre-register. In order for beneficial owners of shares registered in the name of a broker, bank, or other nominee to attend, participate, and vote at the Special Meeting, you must first obtain a legal proxy from the relevant broker, bank, or other nominee and then register your attendance ahead of the Special Meeting. Only Stockholders of the Fund will be able to join the Special Meeting.

If you plan to attend the Special Meeting virtually on the Internet, you must register by following the instructions contained in the “INFORMATION ABOUT ATTENDING THE MEETING” section of this Proxy Statement.

A Notice of Special Meeting of Stockholders and proxy card accompany this Proxy Statement and were first sent or delivered to stockholders on or about [_______], 2025.

In addition to the solicitation of proxies by mail, proxies also may be solicited by telephone, personal interview or via the Internet. The Fund has also requested brokers, dealers, banks or voting trustees, or their nominees, to forward proxy material to the beneficial owners of the Fund’s shares of beneficial interest. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Fund before or at the Special Meeting. Voting via the Internet or signing and mailing the proxy will not affect your right to give a later-dated proxy or to attend the Special Meeting and vote your shares virtually. There is no stockholder statutory right of appraisal or dissent with respect to any matters to be voted on at the Special Meeting. The cost of soliciting proxies will be borne by the Fund and the Adviser equally.

THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE THE NUMBER OF SHARES REPRESENTED THEREBY AS DIRECTED OR, IN THE ABSENCE OF SUCH DIRECTION, FOR ALL OF THE PROPOSALS AND THE TRANSACTION OF SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT THEREOF.

The Fund’s shares of beneficial interest trade on the NASDAQ Capital Market under the ticker symbol “CUBA.”

On May 5, 2025, the record date for determination of stockholders entitled to receive notice of and to vote at the Special Meeting (the “Record Date”), there were 15,720,897 shares of beneficial interest of the Fund issued and outstanding, each of which is entitled to one vote, constituting all of the Fund’s then outstanding voting securities.

The Fund’s most recent Annual Report, including audited financial statements for the fiscal year ended June 30, 2024, and most-recent Semi-Annual Report for the fiscal period ended December 31, 2024 have been mailed to stockholders and are also available upon request without charge by writing to the Fund at the address set forth above or by calling the Fund at 1-305-777-1660.

The Herzfeld Caribbean Basin Fund, Inc.

119 Washington Avenue, Suite 504
Miami Beach, Florida 33139

PROXY STATEMENT

Introduction

At a meeting of the Board of Directors (the “Board”) of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”) held on February 27, 2025, at the recommendation of Thomas J. Herzfeld Advisors, Inc., the Fund’s investment adviser (the “Adviser”), the Board approved, subject to stockholder approval of the Proposals presented to this meeting, a change in the Fund’s investment strategy from a long-only equity strategy that invests in companies within the Caribbean Basin (the “Current Strategy”) to a CLO equity strategy that primarily invests in equity and junior debt tranches of collateralized loan obligations, or “CLOs” (the “New Strategy”). In connection with the approval of the New Strategy, the Board also approved amendments to the investment advisory agreement between the Fund and the Adviser (the “Advisory Agreement”) (Proposal 1) revised investment objectives (Proposals 2(a) and (b)), and revised fundamental investment policies (Proposals 2(a) through (g)), each of which requires stockholder approval before they can be effected.

Detailed information regarding Proposal 1 including a discussion of the Board’s consideration of amendments to the Advisory Agreement is presented with Proposal 1 beginning on page [XX].

Comparison of Current Strategy and New Strategy

The following table provides a side-by-side comparison of the material terms of the Current Strategy and the New Strategy approved by the Board.

Current Strategy	New Strategy
This objective is fundamental and may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities. The Fund pursues its objective by investing primarily in equity and equity-linked securities of public and private companies, including U.S.-based companies, (i) whose securities are traded principally on a stock exchange in a Caribbean Basin country, (ii) that have at least 50% of the value of their assets in a Caribbean Basin Country or (iii) that derive at least 50% of their total revenue from operations in a Caribbean Basin country (collectively referred to herein as “Caribbean Basin Companies”). Current income through receipt of interest or dividends from the Fund’s securities is incidental to the Fund’s efforts to attain its investment objective. The Fund invests in Caribbean Basin Companies that are likely, in the opinion of the Adviser, to benefit from political, legal and economic developments in the Caribbean Basin Countries. Under normal market conditions, the Fund invests at least 80% of its total assets in equity and equity-linked securities of Caribbean Basin Companies, including U.S.-based companies which engage in substantial trade with, and derive substantial revenue from, operations in the Caribbean Basin Countries. Total assets includes the amount of any borrowings for investment purposes. The Fund may invest more than 25% of its total assets in the securities of U.S.-based companies. U.S. law currently prohibits the Fund from investing its assets in securities of companies that benefit from free trade with Cuba (“companies strategically linked to Cuba”). Companies strategically linked to Cuba may include a company that benefits from free trade with Cuba, but does not meet the definition of Caribbean Basin Company set forth above. If permitted to make such investments upon a lifting or easing of the U.S. trade embargo against Cuba or pursuant to regulations promulgated by a department or agency of the U.S. Government, the Fund may invest up to 20% of its assets in equity and equity-linked securities of non-Caribbean Basin Companies strategically linked to Cuba.

We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities issued by other securitization vehicles, such as collateralized bond obligations, or “CBOs.” LAFs are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. LAFs typically incur leverage between four and six times equity value prior to a CLO’s pricing. The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and junior debt securities in which we invest are highly leveraged (with CLO equity securities typically being leveraged ten times), which magnifies our risk of loss on such investments.

In accordance with the requirements of the 1940 Act, we have adopted a policy to invest at least 80% of our assets in the particular type of investments suggested by our name. Accordingly, under normal circumstances, we invest at least 80% of the aggregate of its net assets and borrowings for investment purposes in credit and credit-related instruments. For purposes of this policy, the Fund considers credit and credit-related instruments to include, without limitation: (i) equity and debt tranches of CLOs, LAFs and securities issued by other securitization vehicles, such as CBOs; (ii) secured and unsecured floating rate and fixed rate loans; (iii) investments in corporate debt obligations, including bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal; (iv) debt issued by governments, their agencies, instrumentalities, and central banks; (v) commercial paper and short-term notes; (vi) convertible debt securities; (vii)certificates of deposit, bankers’ acceptances and time deposits; and (viii) other credit-related instruments. The Fund’s investments in derivatives, other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments will be counted towards its 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy.

Our 80% policy with respect to investments in credit and credit-related instruments is not fundamental and may be changed by the Board without prior approval of our stockholders. Stockholders will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before making any change to this policy.

3

Principal Risks of the Current Strategy and the New Strategy

The following table provides a side-by-side comparison of the principal risk factors of the Fund’s Current Strategy and the New Strategy approved by the Board. The table also includes a summary of certain risks that are applicable only to the New Strategy.

Risk	Current Strategy Risk	New Strategy Risk
Discount From NAV	Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares (a “discount”). The possibility that the Fund’s shares will trade at a discount from NAV is a risk separate and distinct from the risk that the Fund’s NAV will decrease. The risk of purchasing shares of a closed-end fund that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time after purchasing them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.
Caribbean Basin Countries	Investing in the securities of non-U.S. issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include currency fluctuations, political and economic risks, including nationalization and expropriation, reduced levels of publicly available information concerning issuers and reduced levels of government regulation of foreign securities markets. Also, investment in Caribbean Basin Countries may involve special considerations, such as limited liquidity and small market capitalization of the Caribbean Basin securities markets, currency devaluations, high inflation and repatriation restrictions.	N/A
Equity and Equity-Linked Securities Risk	Consistent with its objective, the Fund invests a substantial portion of its assets in equity securities of Caribbean Basin Companies. Equity securities, such as common stock, generally represent an ownership interest in a company. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the prices of equity securities, particularly common stocks, are sensitive to general movements in the stock market. The Fund’s share price can fall because of weakness in the markets in which it invests, a particular industry or specific holdings. Markets as a whole can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Investments in futures and options, if any, are subject to additional volatility and potential losses.	Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

4

The Fund may also invest in preferred stock, convertible securities and other types of equity-linked securities. The market value of preferred and convertible securities and other debt securities tends to fall when prevailing interest rates rise. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. Equity-linked securities bear the risk that, in addition to market risk and other risks of the referenced equity security, the Fund may experience a return that is different from that of the referenced equity security. Equity-linked instruments also subject the Fund to counterparty risk, including the risk that the issuing entity may not be able to honor its financial commitment, which could result in a loss of all or part of the Fund’s investment.

5

Cuba Specific Issues

Investment in Cuban securities or any investment in Cuba directly or indirectly is currently prohibited under U.S. law. There can be no assurances that the U.S. trade embargo against Cuba will ever be lifted or eased or, if and when such a normalization commences, that the Adviser will be able to identify direct investments in issuers domiciled in Cuba that are acceptable for the Fund.

However, if investment in securities issued by companies domiciled in Cuba were to be permitted under U.S. law, certain considerations not typically associated with investing in securities of U.S. companies should be considered, including: (1) restrictions on foreign investment and on repatriation of capital invested in Cuba; (2) unstable currency exchange and fluctuation; (3) the cost of converting foreign currency into U.S. Dollars; (4) potential price volatility and lesser or lack of liquidity of shares listed on a securities market (if one is established); (5) continued political and economic risks including a new government that if not properly stabilized may lead to the risk of nationalization or expropriation of assets and the risk of civil war; (6) the absence of a developed legal structure governing private property; (7) the absence of a capital market structure or market oriented economy; and (8) the difficulty of assessing the financial status of particular companies.

N/A
“Non-diversified” Investment Company	As a “non-diversified” investment company, the Fund’s investments involve greater risks than would be the case for a similar diversified investment company because the Fund is not limited by the Investment Company Act of 1940, as amended (the “1940 Act”), in the proportion of its assets that may be invested in the assets of a single issuer. Although the Fund is not diversified for the purposes of the 1940 Act, it must maintain a certain degree of diversification in order to comply with certain requirements of the Code, applicable to regulated investment companies. See “Risk Factors/Special Considerations” and “Taxation.”

6

Management Risk	The Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect.
Managed Distribution Policy	Under the Fund’s Managed Distribution Policy (see “Managed Distribution Policy”), the Fund makes periodic distributions to stockholders at a rate that may include periodic distributions of its net income and net capital gains (“Net Earnings”), or from return-of-capital. For any fiscal year where total cash distributions exceeded Net Earnings (the “Excess”), the Excess would decrease the Fund’s total assets and, as a result, would have the likely effect of increasing the Fund’s expense ratio. There is a risk that the total Net Earnings from the Fund’s portfolio would not be great enough to offset the amount of cash distributions paid to stockholders. If this were to be the case, the Fund’s assets would be depleted, and there is no guarantee that the Fund would be able to replace the assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio, including securities purchased with the proceeds of the Offering, at a time when independent investment judgment might not dictate such action. Furthermore, such assets used to make distributions will not be available for investment pursuant to the Fund’s investment objective. The Fund adopted the Managed Distribution Policy in 2019, and has made quarterly distributions beginning September 30, 2019, except for the quarterly distribution for the quarter ended September 30, 2023, which distribution was suspended due to the Fund’s concurrent non-transferable rights offering. The Board subsequently reinstated the quarterly distribution in November 2023. In May 2024, the Board extended the Managed Distribution Policy through June 30, 2025, and modified the Managed Distribution Policy such that distributions will be made at quarterly, semi-annual or annual intervals, at the Board’s discretion.	The Fund may use the proceeds of the Offering to maintain the Managed Distribution Policy by providing funding for future distributions, which may constitute a return of capital to stockholders and lower the tax basis in their shares which, for the taxable stockholders, will defer any potential gains until the shares are sold. For the taxable stockholders, the portion of distribution that constitutes ordinary income and/or capital gains is taxable to such stockholders in the year the distribution is declared. A return of capital is non-taxable to the extent of the stockholder’s basis in the shares. The stockholders would reduce their basis in the shares by the amount of the distribution and therefore may result in an increase in the amount of any taxable gain on a subsequent disposition of such shares, even if such shares are sold at a loss to the stockholder’s original investment amount. Any return of capital will be separately identified when stockholders receive their tax statements. Any return of capital that exceeds cost basis may be treated as capital gain. Stockholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Fund. Furthermore, the Fund may need to raise additional capital in order to maintain the Managed Distribution Policy.

7

Dividends and Distributions	The Fund distributes annually to its stockholders substantially all of its net investment income and net short-term capital gains. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses.	The Fund distributes monthly to its stockholders substantially all of its net investment income and net short-term capital gains. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses.
Market Disruption Risk	Certain events have had a disruptive effect on the securities markets, such as pandemics, terrorist attacks, war and other geopolitical events, hurricanes, droughts, floods and other disasters. The Fund cannot predict the effects of similar events in the future on the markets or economies of Caribbean Basin Countries.	Certain events have had a disruptive effect on the securities markets, such as pandemics, terrorist attacks, war and other geopolitical events, hurricanes, droughts, floods and other disasters. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region, or financial market.
Tender Offers and Share Repurchases	The Fund may make tender offers or other offers to repurchase shares of the Fund from time to time, including in connection with the Fund’s current Tender Offer Policy approved by the Board, under which the Fund has undertaken to commence a tender offer by October 31st after a fiscal-year end to purchase up to 5% of then-outstanding shares at 97.5% of NAV if the average discount to the Fund’s NAV is in excess of 10% for the fiscal year just ended. See “Tender Offer Policy.” Subject to the Fund’s investment restriction with respect to borrowing, the Fund may incur debt to finance repurchases and tenders. See “Investment Restrictions.” If the Fund incurs debt to finance such repurchases and tenders, interest on any such borrowings will reduce the Fund’s net income. The acquisition of shares by the Fund will decrease the total assets of the Fund and therefore would have the effect of increasing the Fund’s ratio of expenses to average net assets. On August 4, 2023, the Board modified the Tender Offer Policy to allow for the Fund to commence a tender offer within a reasonable amount of time following the conclusion of the Fund’s non-transferable rights offering, which concluded on December 13, 2023. Such tender offer expired on March 19, 2024, pursuant to which the Fund repurchased 10% of then-outstanding shares, or 1,681,577 shares, at 97.5% of NAV. In May 2024, the Board extended the Tender Offer Policy through June 30, 2025.	Because of the nature of the Fund’s investment objective and policies, if the Adviser anticipates that a share repurchase or tender offer might have an adverse effect on the Fund’s investment performance and anticipate any material difficulty disposing of portfolio securities in order to consummate such share repurchase or tender offer, the Board would consider deferring or withdrawing the share repurchase or tender offer. The Fund may realize gains and losses on securities that it may not otherwise wish to sell in the ordinary course of its portfolio management, which may adversely affect the Fund’s performance. The portfolio turnover rate of the Fund may or may not be affected by the Fund’s repurchases of shares pursuant to a tender offer. See “Share Repurchases and Tenders.”

The Following Risk factors are applicable only to the Company’s New Strategy and not to the Company’s current investment strategy.

Risk	New Strategy
Risk of Investing in CLOs	Investments in CLO securities involve certain risks. CLOs are generally backed by an asset or a pool of assets that serve as collateral. The Fund and other investors in CLO securities ultimately bear the credit risk of the underlying collateral. Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of our investment strategy, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches. CLOs may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs. For example, investments in junior debt and equity securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently.
Dependence on CLO Managers Risk	The performance of the CLOs in which we invest is highly dependent on the quality of the respective CLO Managers. The CLO Manager’s responsibilities include managing insolvency proceedings, loan workouts and modifications, liquidations, and reporting on the performance of the loan pool to the trustee.
Covenant-Lite Loans Risk	Covenant-lite loans may comprise a significant portion of the senior secured loans underlying the CLOs in which we invest. Over the past decade, the senior secured loan market has evolved from one in which covenant-lite loans represented a impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that we invest in hold covenant-lite loans, our CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Interest Rate Risk	The price of certain of our investments may be significantly affected by changes in interest rates. In the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results.
Credit Spread Risk	Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

8

Market Risk	Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries, or segments of the market, can affect the value of our investments. A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital, reduce the availability of suitable investment opportunities for us, or adversely and materially affect the value of our investments, any of which would negatively affect our business.
Credit Risk	If (1) a CLO in which we invest, (2) an underlying asset of any such CLO, or (3) any other type of credit investment in our portfolio declines in value or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV, and/or market price would be adversely impacted.
Subordinated Securities Risk	CLO equity securities that we may acquire are subordinated to more senior tranches of CLO debt. CLO equity securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO.
High-Yield Investment Risk	The CLO equity securities that we hold and intend to acquire are typically unrated and are therefore considered speculative with respect to timely payment of interest and repayment of principal. The collateral of underlying CLOs are also typically higher-yield, sub-investment grade investments. Investing in CLO equity securities and other high-yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact our performance.
Leverage Risk	The use of leverage, whether directly or indirectly through investments such as CLO equity securities that inherently involve leverage, may magnify our risk of loss. CLO equity securities are very highly leveraged (with CLO equity securities typically being leveraged nine to 13 times), and therefore the CLO securities that we hold and in which we intend to invest are subject to a higher degree of loss since the use of leverage magnifies losses.
Liquidity Risk	The market for CLO securities is more limited than the market for other credit related investments. As such, we may not be able to sell such investments quickly, or at all. If we are able to sell such investments, the prices we receive may not reflect our assessment of their fair value or the amount paid for such investments by us.
Volatility Risk	Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

9

Prepayment Risk	The assets underlying the CLO securities in which we intend to invest are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments in which we invest are subject to prepayment risk. If we or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, our investment performance will be adversely impacted.
Reinvestment Risk	CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or as may be required to satisfy a CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.
Counterparty Risk	We may be exposed to counterparty risk, which could make it difficult for us or the CLOs in which we invest to collect on obligations, thereby resulting in potentially significant losses.
Default Risk

A default and any resulting loss, as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that the Fund receives from its investments, adversely affect the fair value of the Fund’s assets and could adversely impact the Fund’s ability to pay dividends. Furthermore, the holders of the junior equity and debt tranches typically have limited rights with respect to decisions made with respect to collateral following an event of default on a CLO. In some cases, the senior most class of notes can elect to liquidate the collateral even if the expected proceeds are not expected to be able to pay in full all classes of notes. The Fund could experience a complete loss of its investment in such a scenario.

In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion of the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of the Fund’s portfolio.

10

CLO Warehouse Risk	The Company will invest in participations in CLO Warehouses provided for the purposes of enabling the borrowers to acquire assets (“Collateral”) which are ultimately intended to be used to collateralize securities to be issued pursuant to a CLO transaction. The Company’s participation in any CLO Warehouse may take the form of notes (“Warehouse Equity”) which are subordinated to the interests of one or more senior lenders under the CLO Warehouse. If the relevant CLO transaction does not proceed for any reason (which may include a decision on the part of the CLO Manager not to proceed with the closing of such transaction (“closing”)), the realized value of the Collateral may be insufficient to repay any outstanding amounts owing to the Company in respect of the Warehouse Equity, after payments have been made to the senior lenders under the terms of the CLO Warehouse, with the consequence that the Company may not receive back all or any of its investment in the CLO Warehouse. This shortfall may be attributable to, amongst other things, a fall in the value of the Collateral between the date of the Company’s participation in the CLO Warehouse and the date that the Collateral is realized.
Reference Interest Rate Risk	The CLO debt securities in which we typically invest earn interest at, and obtain financing at, a floating rate, which has traditionally been based on the London Interbank Offered Rate (“LIBOR”). After June 30, 2023, all tenors of LIBOR have either ceased to be published or, in the case of 1-month, 3-month and 6-month U.S. dollar LIBOR settings, are no longer being published on a representative basis. As a result, the relevant credit markets have transitioned away from LIBOR to other benchmarks. The primary replacement rate for U.S. dollar LIBOR for loans and CLO debt securities is the Secured Overnight Financing Rate (“SOFR”), which measures the cost of overnight borrowings through repurchase agreement transactions collateralized by U.S. Treasury securities. As of January 1, 2022, all new issue CLO securities utilize SOFR as the LIBOR replacement rate. For CLOs issued prior to 2022, the use of LIBOR is being phased out as loan portfolios transition to utilizing the SOFR. The ongoing risks associated with transitioning from LIBOR to term SOFR or an alternative benchmark rate may be difficult to assess or predict. To the extent that the rate utilized for senior secured loans held by a CLO differs from the rate utilized in calculating interest on the debt securities issued by the CLO, there is a basis risk between the two rates (e.g., SOFR or another benchmark rate or the 1-month term SOFR rate and the 3-month term SOFR rate). This means the CLO could experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the cash flows distributed to CLO equity investors as well as our net investment income and portfolio returns until such mismatch is corrected or minimized, if at all, which would be expected to occur when both the underlying senior secured loans and the CLO securities utilize the same benchmark index rate. At this time, it is not possible to predict the full effects of the phasing out of LIBOR on U.S. senior secured loans, on CLO debt securities, and on the underlying assets of the specific CLOs in which we intend to invest.
Fair Value of Portfolio Investments Risk	Generally, there is a more limited public market for the CLO investments we target. As a result, we value these securities at least quarterly, or more frequently as may be required from time to time, at fair value. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our NAV on a given date to understate or overstate, possibly materially, the value that we may ultimately realize on one or more of our investments.
Limited Investment Opportunities Risk	The market for CLO securities is more limited than the market for other credit related investments. We can offer no assurances that sufficient investment opportunities for our capital will be available.

11

Potential Conflicts of Interest Risk – Allocation of Investment Opportunities	The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser currently provides investment advisory services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b)emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii)differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.
Conflicts of Interest Risk	The Fund’s executive officers and trustees, other current and future principals of the Adviser and certain members of the Adviser’s investment committee may serve as officers, trustees or principals of other entities and affiliates of the Adviser and funds managed by the Fund’s affiliates that operate in the same or a related line of business as the Fund does. Currently, the Fund’s executive officers, as well as the other principals of the Adviser, manage other funds affiliated with the Adviser. In addition, the Adviser’s investment team has responsibilities for sourcing and managing private debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, the Fund and its Shareholders. Although the professional staff of the Adviser will devote as much time to management of the Fund as appropriate to enable the Adviser to perform its duties in accordance with the Investment Advisory Agreement, the investment professionals of the Adviser may have conflicts in allocating their time and services among the Fund, on the one hand, and other investment vehicles managed by the Adviser or one or more of its affiliates on the other hand.
Foreign Exchange Rate Risk	Although we intend to primarily make investments denominated in U.S. dollars, we may make investments denominated in other currencies. Our investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar.
Hedging Risk	Hedging transactions seeking to reduce risks may result in poorer overall performance than if we had not engaged in such hedging transactions, and they may also not properly hedge our risks. To the extent that we use derivatives to hedge our investment risks, we will be subject to risks specific to derivatives transactions. Such risks include counterparty risk, correlation risk, liquidity risk, leverage risk, and volatility risk.

12

Incentive Fee Risk	The Investment Advisory Agreement entitles the Adviser to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter. Any Incentive Fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. The Adviser is not under any obligation to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received. The Incentive Fee payable by the Fund to the Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Fund’s investments. In addition, the fact that the Management Fee is payable based upon the Fund’s Managed Assets, which would include any borrowings for investment purposes, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor Shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.
Limited Prior Operating History Risk	We have not yet implemented the new investment strategy for the Company and have no prior track record of operating a similar investment strategy in any other registered investment company. We are therefore subject to all of the business risks and uncertainties associated with any new line of business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.
Refinancing Risk	If we incur debt financing and subsequently refinance such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If we fail to extend, refinance, or replace such debt financings prior to their maturity on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of such financings, which would limit our ability to grow.
Risks Related to the Reliance on Senior Management Personnel of the Adviser	Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Adviser. The Adviser evaluates, negotiates, structures, executes, monitors and services the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of the Adviser and its senior management team. The departure of any members of the Adviser’s senior management team could have a material adverse effect on the Fund’s ability to achieve its investment objective.
Regulatory Risk	Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.

13

Cybersecurity Risk	Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.
Tax Risk	In order to qualify as a RIC each year, the Company must satisfy both an annual income and asset diversification test. The Company intends to take certain positions regarding the qualification of CLO equity under the asset diversification test for which there is a lack of guidance. If the Internal Revenue Service were to disagree with the Company’s position and none of the applicable mitigation provisions are available, we could fail to qualify as a RIC. If we fail to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, as well as the amount of income available for distributions, and the amount of such distributions, to the holders of our equity securities or obligations, and for payments to the holders of our equity securities or obligations.

BACKGROUND AND REASONS FOR THE BOARD’s APPROVAL of THE New STRATEGY

Background to the Approval of the New Strategy. At its November 2024 regular board meeting, the Adviser notified the Board that it was considering changes to the Fund’s investment approach in light of the result of the recent U.S. presidential election, and the persistent and wide trading discount of the Fund’s stock despite the adoption of a managed distribution policy in 2019, several self-tender offers and implementation of fee waiver arrangements.

At a special meeting of the Board held in January 2025, the Adviser updated the Board on its view of current market, economic and political circumstances that precipitated the consideration to change the strategy of the Fund including the results of the U.S. presidential election and the new administration’s views against opening Cuba to U.S. investment without full restitution to Cuban exiles. At the January 2025 special meeting, the Adviser expressed its view (i) that there would likely not be any developments toward opening Cuba during the term of the current U.S. administration; (ii) that the Adviser does not expect the Fund’s discount to narrow and believes that it would likely continue to widen despite management and the Board’s efforts including the implementation of a discount management program to attempt to mitigate the persistently wide discount; and (iii) that the Fund’s actions to mitigate the discount over the past five years were effective only in the short-term and, in the current circumstances, that similar actions in the future are not likely to achieve the desired result. The Advisor then recommended that the Fund change its investment strategy from its focus on investment in the Caribbean Basin, to a “CLO Equity strategy” (the “New Strategy”). In addition to the strategy change, the Adviser recommended revising the Fund’s investment advisory fee structure to be consistent with fee structures for other “CLO Equity” managers in the market. Those fee structures are based on “managed assets” (rather than net assets) and an incentive fee over a hurdle rate. The Advisor proposed that its fee structure be set below the current structures for other CO Equity strategies and based upon a 1.25% management fee and 10% incentive on income contingent on exceeding a hurdle rate of 9%. The Advisor also recommended updating the Fund’s fundamental investment policies to fully implement the New Strategy. At the January 2025 special meeting, the Board requested, among other things, the following information: (i) a detailed description of the New Strategy; (ii) the Adviser’s plan to transition the Fund’s portfolio to the New Strategy; (iii) the potential tax impact with the respect to the transition; (iii) whether the Adviser considered alternative measures to address the Fund’s discount including open-ending, converting to an interval fund, liquidation or merging with another fund; and (iv) the timeline and costs of implementing the New Strategy.

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Board Consideration of the New Strategy. The Board considered the approval of the New Strategy over several meetings held in January and February of 2025. At those meetings, the Adviser discussed with the Board its reasons for proposing the New Strategy. The Adviser reported that it had conducted an evaluation of strategic alternatives for the Fund in light of certain factors, including, among others, the Fund’s expense ratio, current asset levels, and persistent discount. The Adviser reviewed its evaluation of the strategic alternatives considered for the Fund, including maintaining the status quo, conversion to an open-end mutual fund or an interval fund, reorganization with an unaffiliated fund, and liquidation, and advised the Board that, based on its evaluation, the Adviser had determined that implementing the New Strategy would be in the overall best interests of the Fund. The Adviser provided the Board with a variety of materials relating to the implementation of the New Strategy, including the rationale for and expected benefits and costs of the transition to the New Strategy. The Adviser highlighted to the Board that the adoption of the New Strategy would allow existing stockholders of the Fund to remain invested in a closed-end fund that would be expected to provide regular distributions to stockholders with limited, if any, return of capital, leverage the core investing expertise of the Adviser, and provide the potential for improved liquidity by narrowing the Fund’s trading discount.

Based on all the information reviewed, the Adviser expressed its belief that implementation of the New Strategy was the best option for existing stockholders of the Fund and that (1) the Board should approve the adoption of the New Strategy, and (2) the Board should approve and recommend that stockholders approve (a) the revised investment objectives, (b) the revised fundamental investment policies, and (c) the amendments to Advisory Agreement. In connection with the meetings and prior to approving the adoption of the New Strategy, the Independent Trustees of the Fund met in private sessions and reviewed the information provided and discussed the proposed New Strategy with the Fund’s legal counsel.

Based upon all the information provided, taken as a whole, and the discussions at the meetings, the Board, comprised of a majority of Independent Trustees, approved the New Strategy, the revised investment objectives, the revised fundamental investment policies, and the amendments to the Advisory Agreement, and determined that the implementation of the New Strategy would be in the overall best interests of the Fund. Accordingly, the Board recommends that stockholders of the Fund approve each of the Proposals.

In determining to approve the New Strategy and to recommend that stockholders of the Fund approve the Proposals, the Board considered, among other things, the following factors:

●	Current Prospects for the Fund under the Current Strategy, Investment Objective and Polices; Closed-End Fund Structure. The Board considered that the Fund has been experiencing a wide and persistent discount for some time and that measures to address the discount adopted in May 2019 have not been successful. The Board noted that the Fund’s average discount for periods prior to May 2019 was lower than periods after the implementation of the Managed Distribution Policy and Self-Tender Policy.

The Board also noted that the Current Strategy has provided stockholders with the potential ability to have exposure to Cuba in the event U.S. relations with Cuba improve and that this feature of the Fund’s strategy has allowed the Fund to operate with minimal activist pressure despite the Fund’s persistently wide trading discount. The Board noted further that since its launch in 1994, the Fund has generally traded up and down with news related to the political situation in Washington and Havana, at times without much correlation to the Fund’s actual net asset value. However, the Cuban government’s rejection of the prior administration’s attempts to re-establish trade between the United States and Cuba, the subsequent election of President Trump in 2024 and the nomination and eventual appointment of former Senator Marco Rubio as the U.S. Secretary of State (who has consistently advocated for the Cuban trade embargo) have made it clear that the prospects for the re-establishment of trade relations with Cuba are unlikely to occur in the foreseeable future. Accordingly, the Board has determined that the central thesis of the Fund’s investment strategy – the eventual opening of investment opportunities in Cuba – is unlikely to occur within the foreseeable future.

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The Board also considered information provided by the Adviser that showed that the Fund’s current discount narrowing efforts would result in a substantial decline in assets and increase the Fund’s expense ratio.

The Board also considered information provided by the Adviser of combining the advantages of the Fund’s closed-end structure and an asset class that has recently provided investors with sustainable distributions while maintaining the assets of the Fund.

●	Investment Capabilities of Thomas J. Herzfeld Advisors, Inc. The Board considered information provided with respect to the Adviser’s investment capabilities and products, including its experience with closed-end funds and fixed-income investment strategies. The Board considered that the Adviser is a well-established investment adviser with resources to support the management of the Fund. The Directors took notice of the Adviser’s experience with fixed-income investment strategies, credit opportunity sourcing and diligence capabilities. In addition, the Board considered other information regarding the Adviser, including the Adviser’s valuation procedures, risk management and compliance operations and regulatory history. The Board also considered the presentations from representatives of the Adviser, including the Adviser’s portfolio managers at its meetings.

●	Portfolio Management. The Board considered the experience and qualifications of the Fund’s portfolio managers, including their tenure at the Adviser and their experience managing and investing in closed-end funds and managing fixed-income strategies including over 10 years of investing in CLOs and other structured finance vehicles.

●	Valuation of Portfolio Investments. The Board noted the information provided by the Adviser regarding the valuation procedures used to value the Fund’s investments by the Adviser as the Fund’s valuation designee under Rule 2a-5 of the 1940 Act.

●	Costs of Implementing the New Strategy. The Board considered information from the Adviser regarding the costs of transitioning the Fund’s portfolio in a manner consistent with the New Strategy, investment objectives, and policies. While such transition occurs, the Fund may not be invested consistent with its Current Strategy or the New Strategy. The realignment will take effect on July 1, 2025 following stockholder approval of the Proposals. The transition is expected to take 3 – 6 months. based on current market conditions and assuming that the Fund’s holdings are the same as of March 31, 2025. Sales and purchases of less liquid securities could take longer. The Adviser expects to sell approximately 100% of the Fund’s portfolio following the stockholder approval of the Proposals. The expected cost (including any transaction costs) to sell 100% of the Fund’s holdings would be approximately $8,900 (or 0.02% of the estimated NAV of the Fund as of March 31, 2025) or $0.0006 per share of the Fund. To the extent there are any transaction costs (including brokerage commissions, transaction charges and related fees) associated with the sales and purchases of portfolio securities made in connection with the transition to the New Strategy, these will be borne by the Fund.

●	Anticipated Tax- Impact of Implementing the New Strategy. The Board noted that the Fund will likely generate net capital gains or losses as a result of the portfolio transition discussed above. The actual tax consequences as a result of the portfolio transition to the New Strategy are dependent on the portfolio composition of the Fund and market conditions. Net capital gain (i.e., gains in excess of capital loss carryforwards), if any, resulting from the realignment coupled with the results of the Fund’s normal operations during the tax year in which the transition occurs would be distributed to the stockholders of the Fund in connection with the annual distribution requirements under U.S. federal tax laws. If the transition was completed on April 25, 2025, the estimated net capital gains realized by the Fund would be approximately $13,267,727.
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●	Potential for Improved Trading and Liquidity and Narrower Discounts. The Board considered information provided by the Adviser regarding the asset growth and trading activity of other closed-end funds with a similar investment strategy as the New Strategy. The Board noted that the adoption of the New Strategy could potentially provide for opportunities to increase the Fund’s assets and improve the trading volume of the Fund and that stockholders of the Fund may derive benefits from a larger fund with higher trading volume, potentially resulting in improved liquidity and narrower discounts. The Board noted the Adviser’s belief larger closed-end funds with a CLO equity or similar strategy should provide improved liquidity for stockholders. The Board also considered that, in general, the Fund’s shares have historically traded at a discount to NAV, although the Fund’s shares have at times traded at a premium to its NAV. The Board also considered that the adoption of the New Strategy may not have the desired impact and the Fund’s assets may not grow and trading and liquidity of the Fund’s shares may not improve.

●	Alternatives to the Implementation of the New Strategy. The Board noted the Adviser’s consideration of alternatives to implementing the New Strategy, including maintaining the status quo, conversion to an open-end fund or interval fund, reorganization with a third-party fund, and liquidation, and the Adviser’s determination that the adoption of the New Strategy was the best option for existing stockholders of the Fund.

Based upon all of the foregoing considerations, the Board, in the exercise of its business judgment, approved the adoption of the New Strategy and each of the revised investment objective, revised fundamental investment policies and amendments to the Advisory Agreement. and determined that the adoption of the New Strategy would be in the best interests of the Fund. No single factor was determinative in the Board’s analysis and all factors were taken as a whole.

The Board, which is comprised of a majority of Independent Directors, unanimously recommends that stockholders approve the Proposals presented herein.

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PROPOSAL 1: approval of amended and restated investment advisory agreement between the fund and thomas J. Herzfeld advisors, Inc.

Introduction. As discussed above and in further detail below, the Directors, a majority of whom are who are not parties to the agreement and are not "interested persons" of the Fund as that term is defined in the 1940 Act ("Independent Directors"), unanimously determined that it would be in the best interest of the Fund’s stockholders to adopt the New Strategy and to enter into an amended and restated agreement (the “Amended Agreement”) that would provide for (i) an advisory fee at an annual rate of 1.25% calculated based on “managed assets” rather than net assets, and (ii) an incentive fee of 10% of the Fund's pre-incentive fee net investment income for each calendar quarter subject to an 9.0% annualized hurdle rate, with a catch-up. The 1940 Act requires that an investment advisory agreements between an investment adviser and a registered investment company such as the Fund be approved by stockholders. Therefore, stockholders are being asked to approve the Amended Agreement.

Information about the Adviser. Thomas J. Herzfeld Advisors, Inc. (the “Adviser”), 119 Washington Avenue, Suite 504, Miami Beach, Florida 33139, serves as the Fund’s investment adviser, pursuant to the terms of an Investment Advisory Agreement, dated September 10, 1993 (the “Existing Agreement”). In addition to the Fund, the Adviser provides advisory services to various types of clients including individuals, investment companies, trusts, corporations, private funds and various types of retirement accounts. The Adviser was founded in 1984 and is owned by Thomas J. Herzfeld, as the Adviser’s sole voting stockholder. As of December 31, 2024, the Adviser had approximately $850MM in assets under management.

The Adviser has served as the Fund’s investment adviser since the Fund’s inception in September 1994 pursuant to the Existing Agreement. The Existing Agreement was last approved by the Board at a meeting held on August 15, 2024.

At a meeting on February 27, 2025 (the "February 2025 Board Meeting"), the Directors approved the Amended Agreement. The 1940 Act requires that an investment advisory agreement between an investment adviser and a registered investment company such as the Fund be initially approved by stockholders. Therefore, stockholders are being asked to approve the Amended Agreement.

Each of the following officers of the Fund are officers or employees of the Adviser: (1) Erik M. Herzfeld, President of the Fund; (2) Thomas K. Morgan, Chief Compliance Officer and Assistant Secretary; and Alice Tham, Secretary.

Comparison of the Existing Agreement and the Amended Agreement. The following table provides a comparison of material terms of the Existing Agreement and the Amended Agreement. The Amended Agreement is attached as Exhibit A. You should read the Amended Agreement. The description in this Proxy Statement of the Amended Agreement is only a summary, which is qualified in its entirety by reference to the Amended Agreement.

Term	Existing Agreement	Amended Agreement
Advisory Fees	Annual rate of 1.45% of the Fund’s average weekly net assets.

Annual rate of 1.25% of the Fund's Managed Assets (gross assets less non-investment liabilities).

Incentive fee of 10% of the Fund's pre-incentive fee net investment income, for each calendar quarter subject to a 9.0% annualized hurdle rate, with a catch-up.

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Effective Date	September 10, 1993.	Following stockholder approval, July 1, 2025.
Duration	Initial term of two years.	Same.
Renewal Provisions	May be continued for additional one-year periods, so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Directors who are not parties to the agreement and are not "interested persons" of the Fund as that term is defined in the 1940 Act ("Independent Directors"), by a vote cast in person at a meeting called for the purpose of voting on such approval.	Same.
Appointment of Sub-Advisers	Not applicable.	Authorizes the adviser to appoint investment sub-advisers, subject to Board and stockholder approval
Termination of Agreement	Automatically terminates upon assignment; and it may be terminated, without penalty upon 60 days' notice by the adviser, by the Board or by a vote of a majority of outstanding securities of the Fund.	Automatically terminates upon assignment; and it may be terminated without penalty (i) by the Board or by a majority of outstanding securities of the Fund upon not less than 45 days' or more than 60 days’ notice to the adviser, by the Board or by, or (ii) by the Adviser upon 90 days’ notice to the Fund.
General Duties of the Adviser	The Adviser (i) will place purchase and sale orders in accordance with the Fund’s investment objective, policies and restrictions, (ii) select brokers and dealers to execute portfolio transactions on behalf of the Fund, and (iii) furnish the Fund with statistical information with respect to the securities that the Fund may hold or contemplate purchasing.	The Adviser shall act as the investment adviser to the Fund and shall (i) on an ongoing basis manage the Fund’s assets in accordance with the Fund’s investment objective, policies and restrictions, (ii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected.
Expenses Borne by Adviser	The Adviser bears all expenses in connection with the performance of its services under the agreement.	Same.
Expenses Borne by Fund	The Fund bears all of its operating and transaction expenses.	Same.

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As stated above, under the terms of the Existing Agreement, the Adviser is entitled to receive an annual fee from the Fund equal to 1.45% of the Fund's average weekly net assets. For the fiscal year ended June 30, 2024, and the fiscal semiannual period ended December 31, 2024, the Adviser earned $642,194 and $377,696, respectively, in fees under the Existing Agreement, of which $56,987 and $37,015, respectively, was waived pursuant to a voluntary expense waiver. After giving effect to the voluntary waivers, the Adviser received net annual fee from the Fund for the fiscal year ended June 30, 2024, and the fiscal semiannual period ended December 31, 2024 of 1.19% and 1.41% of the Fund's average daily net assets. Had the Amended Agreement been in place, the Fund estimates that the Adviser would have earned for the fiscal year ended June 30, 2024 and the fiscal semiannual period ended December 31, 2024 $553,003 and $323,830, respectively; and that the Adviser would have received a net annual fee from the Fund equal to 1.25% and 1.25% of the Fund's average daily net assets for the respective periods. In addition, the Fund did not borrow or issue senior securities during these fiscal periods. If the amount of the Fund’s assets under management increases either through borrowing or through the issuance of senior securities, this will result in an increase in the amount of the fees payable by the Fund under the Amended Agreement. The Adviser believes that the Fund may achieve returns that exceed the Fund’s cost of leverage plus fees under the Amended Agreement and other expenses attributable to such leveraging activity, but to the extent that it does not, stockholders will receive a lower net return than if the Fund did not engage in leveraging activity.

Under the Amended Agreement, the Adviser will receive an annual fee from the Fund of 1.25% of the Fund's calendar quarter end “Managed Assets.” Managed Assets of the Fund are its gross assets less its liabilities incurred for purposes other than investment. This means that the Adviser will receive more fees when the Fund uses indebtedness to purchase more assets or issues senior securities, as compared to an advisory agreement that pays an adviser based on net assets. This creates a potential risk that the Adviser might be incentivized to manage the Fund's portfolio using more leverage through indebtedness or the issuance of senior securities than it would if it were paid on the basis of net assets. Under the Amended Agreement, the Adviser will receive an incentive fee of 10.0% of the Fund's pre-incentive fee net investment income for each calendar quarter subject to an 9.0% annualized hurdle rate, with a catch-up. This creates a potential risk that the Adviser might be incentivized to manage the Fund's portfolio using higher risk assets to generate more income than it would if there were no incentive fee.

The following compares Fund fees over the most recent fiscal year and fiscal semiannual period to proforma fees assuming the Amended Agreement had been in place during such periods.

Fee Table Based on Actual Expenses and Proforma

Annual Expenses (as a percentage of net assets attributable to shares)	Semiannual Period ended December 31, 2024		Fiscal Year Ended June 30, 2024
	Actual	Pro Forma	Actual	Pro Forma
Management Fees	1.41%	1.25%	1.32%	1.25%
Incentive Fee	0%	0%(1)	0%	0%(1)
Interest Payments and Fees on Borrowed Funds	0%	0%	0%	0%
Other Expenses	1.22%	1.22%	1.76%	1.76%
Total Annual Expenses	2.63%	2.47%	3.08%	3.01%

(1)	Had the Amended Agreement been in place for the periods presented, no Incentive Fee would have been payable to the Adviser. The Fund anticipates that it may have interest income that could result in the payment of an Incentive Fee to the Adviser during certain future periods. However, the Incentive Fee is based on the Fund's performance and will not be paid unless the Fund achieves certain performance targets. The Fund expects the Incentive Fee the Fund pays to increase to the extent the Fund earns greater interest income through its investments. The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund's "pre-incentive fee net investment income" for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund's Net Assets, equal to 2.25% per quarter, or an annualized hurdle rate of 9.00%, subject to a "catch-up" feature. See Exhibit A to the New Advisory Agreement, attached hereto, for a full explanation of how the Incentive Fee is calculated.
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Incentive Fee Summary. The Fund shall pay the Adviser an Incentive Fee calculated and payable quarterly in arrears based upon the Fund's "pre-incentive fee net investment income" for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund's net assets, equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a "catch-up" feature. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from an investment) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement (if in effect) and any interest expense and/or dividends paid on any issued and outstanding debt or senior securities, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized or unrealized capital gains or realized or unrealized losses or any unrealized capital appreciation or depreciation. For purposes of calculating the Incentive Fee, “Net Assets” Fee means the Fund’s gross assets less consolidated indebtedness, determined in accordance with generally accepted accounting principles in the United States.

The Fund shall pay the Adviser an Incentive Fee with respect to the Fund’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

(i)	no Incentive Fee in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed 2.25%;

(ii)	100% of the Fund’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate of 2.25% but is less than 2.5% in any calendar quarter; and

(iii)	10% of the amount of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

The following examples illustrate the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to shares remain unchanged and shares earn a 5% annual return:

Based on Actual Fiscal Year 2024 Expenses

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$32	$99	$167	$350

Based on Pro Forma Expenses

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$32	$97	$164	$344

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The pro forma tables above are based on estimates that assume the Amended Agreement was in place during the fiscal year ended 2024 and that no performance fee was earned.

The Board’s Consideration of the Amended Agreement. At a special meeting of the Board held on February 27, 2025 (the “February Special Meeting”), the Board, including the Independent Directors, unanimously approved, subject to stockholder approval, the Amended Agreement and determined that the Fund’s entry into such agreement is in the best interests of the Fund and its stockholders.

In reaching its decision to approve the Amended Agreement, the Board received information from the Adviser regarding the current prospect for the Fund under the current strategy in light of recent events, and its proposal to change its investment strategy to the New Strategy and to amend the Existing Agreement to calculate the Fund’s investment advisory fee based on “managed assets” and the imposition of an incentive fee, at the January 22, 2025 special meeting of the Board (the “January Special Meeting), the February 5, 2025 quarterly meeting of the Board (the “February Meeting”) and the February Special Meeting.

In the course of its deliberations regarding the proposed New Strategy and the Amended Agreement, the Board considered information furnished by the Adviser, as well as other information it deemed relevant. The Board requested and received responses from the Adviser to a number of its questions. More specifically, at the January Special Meeting, the Adviser formally presented the New Strategy and the proposed amendments to the Existing Agreement to modify the compensation of the Adviser to impose a fee based on managed assets and an incentive fee (the “New Advisory Fee Arrangements”). The Adviser provided the Board with information supporting its proposal, including information on the rationale for the proposed change in the Fund’s investment objective and strategies, how the New Strategy would be implemented, and the Adviser’s experience with strategies and investments similar to the New Strategy and proposed investment focus. Before the February Meeting, the Adviser provided additional information requested by the Board, including an updated proposal, and the proposed prospectus disclosure of the New Strategy. At the February Meeting, the Directors reviewed the proposal further with the Adviser and deliberated on the proposal in executive session. At the February Meeting, the Directors determined to consider the adoption of the New Strategy and the Amended Agreement at the February Special Meeting after receiving final responses to the Directors’ request for information pursuant to Section 15(c) of the 1940 Act (the “15(c) Materials”).

In connection with its approval of the Amended Agreement, the Independent Directors noted that they were provided with written materials provided by the Adviser and by the Fund’s legal counsel including (i) a memorandum from the Fund’s legal counsel regarding the Directors’ responsibilities in evaluating and approving the Amended Agreement, (ii) the 15(c) materials providing the Adviser’s responses containing detailed information about the Advisor’s services to the Fund with respect to the New Strategy, the Adviser’s experience with respect to the New Strategy, allocation of Fund transactions, compliance and administration information, and the proposed compensation received by the Adviser from the Fund pursuant to the New Advisory Fee Arrangements; (iii) the proposed Amended Agreement; (iv) unaudited financial statements for the Advisor for the year-ended December 31, 2024; (v) performance information of other closed-end funds utilizing a strategy similar to the New Strategy and the Fund’s past performance; and (vi) comparative fee information of other closed-end funds with a similar strategy to the New Strategy. .

The Directors considered the following material factors during their deliberations: (1) the nature, extent and quality of services to be provided by the Adviser; (2) the Adviser’s investment experience in fixed-income strategies and CLO equity strategies; (3) the estimated cost of services to be provided and the profits to be realized by the Adviser; (4) the extent to which economies of scale will be realized as the Fund grows; and (5) whether the fee levels reflect these economies of scale for the benefit of investors. The Directors relied upon their own business judgment in determining the before-mentioned material factors to be considered in evaluating the Amended Agreement and the weight to be given to each factor considered. The conclusions reached by the Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to the approval of the Amended Agreement.

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Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services to be provided by the Adviser and determined that such services to be provided in connection with the New Strategy would likely meet the needs of the Fund and its stockholders. The Board reviewed the services to be provided to the Fund by the Adviser as compared to services provided by other advisers, the Adviser’s history and experience providing investment services to the Fund, the Adviser’s experience with respect to fixed-income and CLO equity strategies, and its knowledge of the closed-end fund industry. The Board concluded that the nature, extent and quality of the services to be provided by the Adviser with respect to the New Strategy were appropriate and consistent with the terms of the Amended Agreement, that the quality of those services would likely be consistent with industry norms and that the Fund was likely to benefit from the provision of those services. The Board also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated an ability to attract and retain qualified personnel.

Performance. The Board noted that the Fund’s historical performance record reflected the performance of the Fund under the existing strategy and therefore was not relevant to its consideration of the Amended Agreement. The Board also noted that the Adviser has experience with fixed-income and CLO equity securities but does not currently manage a registered investment company or managed account with a strategy identical or substantially similar to that of the New Strategy. Nevertheless, the Board considered the presentations by the Adviser and the experience of the Adviser’s personnel and determined that the Adviser provided sufficient basis to permit the Board in its business judgment to conclude that the Adviser had the overall capability to perform its duties with respect to the Funds under the Amended Agreement and that the Adviser was expected to obtain an acceptable level of investment returns for the Fund’s stockholders in implementing the New Strategy.

Fees and Expenses. The Board also reviewed information regarding the New Advisory Fee Arrangements, including advisory fees and total expense ratios of other closed-end funds that might be considered peers of the Fund after implementation of the New Strategy. The Board noted that the asset-based fee of 1.25% of managed assets, incentive fee of 10% and hurdle rate of 9% compared favorably to all of the identified funds and, therefore concluded that the New Advisory Fee Arrangements appeared to be competitive. In addition, the Directors concluded that paying a management fee based on managed assets rather than net assets was equitable because the Adviser’s management burden is dictated by the size of managed assets. The Directors, noted that the CLO equity asset class requires a different investment skill set, greater resources, and is generally considered a more difficult asset class to analyze than the Fund’s current investments in exchange listed equity securities of companies based in the Caribbean Basin region. Additionally, with respect to the incentive the Board concluded that an incentive fee based on performance is reasonable because it further aligns the interests of the Adviser with those of the Fund. Based on its review of such information, the Board concluded that the New Advisory Fee Arrangements appeared to be competitive and are otherwise reasonable in light of the information provided. .

Costs of Services to be Provided and Profitability. The Board considered the costs of the services to be provided by the Adviser under the Amended Agreement, the compensation and benefits to be received by the Adviser as a result of providing services to the Fund under the Amended Agreement, as well as the Adviser’s profitability. The Board further discussed the services to be provided by the Adviser in implementing the New Strategy and concluded that the advisory services performed were satisfactory and that the fee charged was reasonable and not excessive. The Board concluded that the Adviser’s fees and profits derived from its relationship with the Fund in light of its expenses, were reasonable in relation to the nature, quality and extent of the services provided, taking into account the fees charged by other advisers for managing comparable funds.

Economies of Scale. The Board also considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of stockholders. The Board recognized that because of the closed-end structure of the Fund, this particular factor is less relevant to the Fund than it would typically be to an open-end fund. The Board discussed that the potential for the Fund to achieve economies of scale was limited because the Fund is a closed-end fund.

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In voting to approve the Amended Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by the Adviser at the January Special Meeting, February Meeting and February Special Meeting. The Board also considered the advice of counsel regarding its duties under state law and the Investment Company Act of 1940, as amended, in considering the approval of the Amended Agreement. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the approval of the Amended Agreement would be in the best interests of the Fund and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED AMENDED AGREEMENT

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PROPOSALS 2a and 2b

REVISE INVESTMENT OBJECTIVE AND RECLASSIFY THE
INVESTMENT OBJECTIVE AS “NON-FUNDAMENTAL”

As discussed above, the Board approved the adoption of the New Strategy at a special meeting of the Board held on February 27, 2025. In connection with the adoption of the New Strategy, the Board approved changes to the Fund’s investment objective, subject to stockholder approval that were also recommended by the Adviser for the same purpose. Additionally, the Boards also approved, subject to stockholder approval, classifying each Fund’s proposed new investment objective as “non-fundamental.” This would mean that a stockholder vote would not be required to change the investment objective in the future. This is designed to provide the Board greater flexibility to alter the Fund’s investment objective when it is in the best interests of stockholders without incurring the costs and delays connected with a proxy solicitation.

proposal 2a – to revise the fund’s investment objective

The Fund has an investment objective, or goal, for its investment program. The Fund’s current investment objective is “long-term capital appreciation,” which it attempts to achieve by investing in equity securities of companies focused on the Caribbean Basin. At the February 27, 2025 special meeting of the Board, the Board approved changing the Fund’s investment objective to a primary investment objective to “maximize risk adjusted total returns” and a secondary investment objective to “generate high current income,” subject to stockholder approval.

At the February 27, 2025 special meeting, the Board approved changing the Fund’s investment strategy to the New Strategy, which is a “CLO equity” strategy that invests in equity and junior tranches of collateralized loan obligations (“CLOs”). Under the New Strategy and consistent with other closed-end funds with a similar strategy, the Adviser will place greater emphasis on achieving risk adjusted total returns (i.e., capital gains and income) and generating high current income. The Adviser believes the proposed changes in the Fund’ investment objective are appropriate in light of the strategy change.

Accordingly, the Board has proposed that stockholders approve the Fund’s investment objective as set forth below:

Current Investment Objective	Proposed Investment Objective
The Fund’s investment is long-term capital appreciation.	The Fund’s primary investment objective is to maximize risk-adjusted total returns, and its secondary investment objective is to generate high current income.

proposal 2B – to RECLASSIFY the fund’s investment objective as “Non-fundamental”

As stated above, the Fund’s investment objective is fundamental and can therefore not be changed without stockholder approval. There is no requirement that a fund’s investment objective be fundamental. At the February 27, 2025 special meeting of the Board, the Board approved reclassifying the Fund’s proposed new investment objective as non-fundamental, subject to stockholder approval. If approved by stockholders, this would mean that the Board would be able to change the Fund’s investment objective in the future without stockholder vote. The Board determined that this proposal would benefit the Fund and its stockholders giving the Board the flexibility to more easily alter the Fund’s investment objective when the Board believes it is in the best interests of stockholders or when necessary to comply with possible future regulatory changes. Additionally, this change would also eliminate the expense of, and unnecessary delays associated with, proxy solicitations. The Fund’s stockholders would receive notice – prior to its implementation – of any change to the Fund’s investment objective that has been approved by the Board. Accordingly, the Board concluded that it would be in the best interests of the Fund and its stockholders, to approve this Proposal. The classification of an investment company’s investment objective as “fundamental” or “non-fundamental” has no impact on the management of the fund in furtherance of that objective.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE REVISIONS TO THE FUND’S INVESTMENT OBJECTIVE AND THE RECLASSIFICATION OF THE INVESTMENT OBJECTIVE OF THE FUNDS AS “NON-FUNDAMENTAL.”

PROPOSALs 3A THROUGH 3g

AMEND THE FUND’S FUNDAMENTAL POLICIES

Background

The 1940 Act requires a registered investment company, including the Fund, to have certain specific investment policies that can be changed only with stockholder approval. Specifically, the 1940 Act requires the Fund to disclose its policy regarding:

●	borrowing money;

●	issuing senior securities;

●	underwriting securities issued by other persons;

●	purchasing or selling real estate;

●	purchasing or selling commodities;

●	making loans to other persons; and

●	concentrating investments in a particular industry or group of industries.

Investment companies may also elect to designate other policies that may be changed only with stockholder approval. Both types of policies are often referred to as “fundamental” policies. In addition, certain of the Fund’s fundamental policies were adopted to reflect certain regulatory, business or industry conditions that are no longer in effect. As a result, many of the Fund’s current fundamental policies unnecessarily limit the investment strategies available to the Adviser in managing the Fund’s assets.

Changes to the Fund’s fundamental investment policies as proposed in Proposal 3 are intended to benefit the Fund and its stockholders by providing the Fund with greater investment flexibility to pursue the new investment objective and new principal investment strategies and respond to a changing investment environment. Each Proposal relates to a particular fundamental restriction. Stockholders are being asked to vote separately on each Proposal. If a Proposal is approved by stockholders at the Meeting, the proposed change to that fundamental investment policy will be adopted by the Fund. Each approved Proposal will take effect as soon as reasonably practicable following approval at the Meeting. If stockholders do not approve any Proposal, the current investment policy or policies contained in that Proposal will remain in effect.

While Proposal 3 is intended to, among other things, provide the Adviser with greater flexibility in managing the Fund’s portfolio, the Funds would continue to be managed subject to the limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as each Fund’s investment strategies, objectives and policies.

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Each of the proposed investment policies, as well as the reason for each Proposal, is outlined below.

Proposal 3A: Amend the Fund’s fundamental policy
related to borrowing MONEY

The Board has proposed that stockholders approve an amendment to the Fund’s fundamental policy regarding borrowing as set forth below.

Current Policy	Proposed Policy
The Fund may not issue senior securities, pledge its assets or borrow money in excess of 10% of the total value of its assets (including the amount borrowed) less its liabilities (not including its borrowings) and other than for temporary or emergency purposes or for the clearance of transactions, except that the Fund may borrow from a bank or other entity in a privately arranged transaction for repurchases and/or tenders for its shares, if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act, and may pledge its assets to secure any permitted borrowing. For the purposes of this investment restriction, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of the Fund’s total assets; and collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security.	The Fund will not borrow money, except to the extent permitted by the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time. The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.

Explanation. The proposed fundamental investment policy would permit borrowing money to the full extent permitted by the 1940 Act, or any rule, exemption or interpretation thereunder issued by an appropriate authority. By so amending this policy, the Fund would have increased flexibility in utilizing borrowing to implement its investment strategy. To the extent that the Fund utilizes the additional borrowing flexibility, the Fund may be subject to some additional costs and risks inherent to borrowing, such as reduced total return and increased volatility. The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act and any other law, rule, exemption or interpretation thereof that may be applicable.

All investment companies are limited in the amount they may borrow by the 1940 Act. Under Section 18 of the 1940 Act, a fund generally may not borrow money in amounts greater than 33 1/3% of the fund’s total assets, including the amount borrowed and is not permitted to incur indebtedness unless immediately after such incurrence the fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the fund’s total assets). Borrowing tends to exaggerate the effect on a fund’s net asset value per share of any changes in the market value of the fund’s portfolio securities. In addition, any money borrowed will be subject to interest and other costs, which may exceed the gain on securities purchased with borrowed funds.

Accordingly, the Board has proposed that stockholders approve an amendment to the fundamental investment restriction regarding borrowing as set forth above.

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Proposal 3B: Amend the Fund’s fundamental policy
related to issuance of senior securities

The Board has proposed that stockholders approve an amendment to the Fund’s fundamental policy regarding the issuance of senior securities as set forth below.

Current Policy	Proposed Policy
The Fund may not issue senior securities, pledge its assets or borrow money in excess of 10% of the total value of its assets (including the amount borrowed) less its liabilities (not including its borrowings) and other than for temporary or emergency purposes or for the clearance of transactions, except that the Fund may borrow from a bank or other entity in a privately arranged transaction for repurchases and/or tenders for its shares, if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act, and may pledge its assets to secure any permitted borrowing. For the purposes of this investment restriction, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of the Fund’s total assets; and collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security.	The Fund may not issue senior securities, except to the extent permitted under Section 18 of the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Explanation: This change intended to permit the Fund to issue senior securities including debt and preferred securities to the full extent allowed by the 1940 Act.

The ability of a closed-end fund to issue senior securities is subject to various limitations under the 1940 Act that restrict, for instance, the amount, timing, and form of senior securities that may be issued. Under the 1940 Act, a closed-end fund is not permitted to issue debt securities or incur other indebtedness constituting senior securities unless, immediately thereafter, the value of total assets (including the proceeds of the indebtedness) less all liabilities and indebtedness not represented by senior securities is at least equal to 300% of the amount of the outstanding indebtedness. Stated another way, a closed-end fund may not issue debt securities in a principal amount of more than one-third of the amount of its total assets, including the amount borrowed, less all liabilities and indebtedness not represented by senior securities. A closed-end fund also must maintain this 300% asset coverage for as long as the indebtedness is outstanding. The 1940 Act provides that a closed-end fund may not declare any cash dividend or other distribution on common or preferred stock, or purchase any shares of stock (through tender offers or otherwise), unless such fund would satisfy this 300% asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. Under the 1940 Act, a closed-end fund may only issue one class of senior securities representing indebtedness.

Additionally, under the 1940 Act, a closed-end fund is not permitted to issue preferred stock unless immediately after such issuance, the value of its total assets (including the proceeds of such issuance) less all liabilities and indebtedness not represented by senior securities is at least equal to 200% of the total of the aggregate amount of senior securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred stock. Stated another way, a closed-end fund may not issue preferred stock that, together with outstanding preferred stock and debt securities, has a total aggregate liquidation value and outstanding principal amount of more than 50% of the amount of the fund’s total assets, including the proceeds of such issuance, less liabilities and indebtedness not represented by senior securities. In addition, a closed-end fund is not permitted to declare any cash dividend or other distribution on common stock, or repurchase any shares of common stock (through tender offers or otherwise), unless such fund would satisfy this 200% asset coverage after deducting the amount of such dividend, distribution or share purchase price, as the case may be. A closed-end fund may, as a result of market conditions or otherwise, be required to purchase or redeem preferred stock, or sell a portion of its investments when it may be disadvantageous to do so, in order to maintain the required asset coverage. Furthermore, if a closed-end fund redeems any preferred stock, it could result in a decrease in cash available to be distributed to holders of its common stock in the form of dividends. Common stockholders would bear the costs of issuing preferred stock, which may include offering expenses and the ongoing payment of dividends. Under the 1940 Act, a closed-end fund may only issue one class of preferred stock.

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Certain portfolio management/leveraging techniques, such as reverse repurchase agreements, credit default swaps, futures contracts, dollar rolls, the purchase of securities on margin, short sales, or the writing of puts on portfolio securities, may be considered senior securities unless appropriate steps are taken to segregate its assets or otherwise cover its obligations. However, a fund that satisfies the conditions laid out in Rule 18f-4 under the 1940 Act may enter into derivatives transactions notwithstanding the requirements of Section 18 of the 1940 Act.

Accordingly, the Board has proposed that stockholders approve an amendment to the fundamental investment restriction regarding issuing senior securities as set forth above.

Proposal 3C: Amend the Fund’s fundamental policy
related to underwriting securities issued by other persons

The Board has proposed that stockholders approve an amendment to the Fund’s fundamental policy regarding underwriting securities issued by other persons as set forth below.

Current Policy	Proposed Policy
The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.	The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities to the extent permitted by the 1940 Act.

Explanation: This proposed policy provides the Fund with maximum flexibility while maintaining compliance with the statutory requirements of the 1940 Act. It is not anticipated that the Fund will underwrite securities of other issuers, and therefore this change in fundamental investment policy is not expected to materially change the Fund’s operations and the risk of investing in the Fund.

Accordingly, the Board has proposed that stockholders approve an amendment to the fundamental investment restriction regarding underwriting securities issued by other persons.

PROPOSAL 3D: AMEND THE FUND’S FUNDAMENTAL POLICY RELATED TO
INDUSTRY CONCENTRATION

The Board has proposed that stockholders approve an amendment to the Fund’s fundamental policy regarding industry concentration as set forth below.

Current Policy	Proposed Policy
The Fund may not invest 25% or more of the value of its total assets in a particular industry. This restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, but will apply to foreign government obligations until such time as the SEC permits their exclusion.	The Fund may not invest more than 25% of the market value of its assets in the securities of companies, entities or issuers engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. For purposes of this restriction, an investment in a CLO, CBO, collateralized debt obligation, or “CDO” or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.

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Explanation: This policy provides the Fund with maximum flexibility while maintaining compliance with the statutory requirements of the 1940 Act. It is not anticipated that the Fund will invest more than 25% of the market value of its total assets in the securities of issuers in any industry, and therefore this change in fundamental investment policy is not expected to materially change the Fund’s operations and the risk of investing in the Fund. Additionally, the proposed policy provides additional clarity to the manner in which investments in CLOs, CBOs and CDOs pursuant to the proposed New Strategy will be treated for compliance with the Fund’s industry concentration policy.

Accordingly, the Board has proposed that stockholders approve an amendment to the fundamental investment restriction regarding industry concentration.

PROPOSAL 3E: AMEND THE FUND’S FUNDAMENTAL POLICY RELATED TO
purchasing or selling real estate

The Board has proposed that stockholders approve an amendment to the Fund’s fundamental policy regarding purchasing or selling real estate as set forth below.

Current Policy	Proposed Policy
The Fund may not purchase or sell real estate or real estate mortgage loans, except that the Fund may purchase and sell securities secured by real estate or interests therein.	The Fund may not purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate (e.g., mortgage loans evidenced by notes or other writings defined to be a type of security). Additionally, the preceding limitation on real estate or interests in real estate does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts), nor from disposing of real estate that may be acquired pursuant to a foreclosure (or equivalent procedure) upon a security interest.

Explanation: This change provides the Fund with additional flexibility to implement the proposed New Strategy while maintaining compliance with the statutory requirements of the 1940 Act. It is not anticipated that the Fund will purchase or sell real estate, and therefore this change in fundamental investment policy is not expected to materially change the Fund’s operations and the risk of investing in the Fund.

Additionally, the proposed policy provides additional clarity to the manner in which investments in certain instruments secured by real estate (such as mortgage loans) will be treated for compliance with the Fund’s policy regarding purchasing and selling real estate.

Accordingly, the Board has proposed that stockholders approve an amendment to the fundamental investment restriction regarding the purchase or sale of real estate.

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PROPOSAL 3F: AMEND THE FUND’S FUNDAMENTAL POLICY RELATED TO
purchasing or selling Commodities

The Board has proposed that stockholders approve an amendment to the Fund’s fundamental policy regarding the purchase or sale of commodities as set forth below.

Current Policy	Proposed Policy

The Fund may not buy or sell commodities, commodity contracts or futures contracts (other than as described under “Investment Objective and Policies—Hedging Transactions”).

[Permissible Hedging Transactions include forward foreign currency exchange contracts, option on foreign currencies, futures contracts on foreign stock or bond indices or other financial indices, options on securities and options on indices]

The Fund will not purchase or sell commodities, except to the extent permitted under the 1940 Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Explanation: This change provides the Fund with additional flexibility while maintaining compliance with the statutory requirements of the 1940 Act. It is not anticipated that the Fund will purchase or sell commodities or commodity contracts, and therefore this change in fundamental investment policy is not expected to materially change the Fund’s operations and the risk of investing in the Fund. For the avoidance of doubt, the Fund may continue to purchase and sell forward foreign currency exchange contracts, option on foreign currencies, futures contracts on foreign stock, bond indices or other financial indices, options on securities and options on indices.

Accordingly, the Board has proposed that stockholders approve an amendment to the fundamental investment restriction regarding the purchase or sale of commodities.

PROPOSAL 3G: AMEND THE FUND’S FUNDAMENTAL POLICY RELATED TO
making loans to other persons

The Board has proposed that stockholders approve an amendment to the Fund’s fundamental policy regarding the purchase or sale of commodities as set forth below.

Current Policy	Proposed Policy
The Fund may not make loans, except through purchasing debt obligations, lending portfolio securities and entering into repurchase agreements consistent with the Fund’s investment objective and policies.	The Fund may not make loans, except to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff, or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority with appropriate jurisdiction. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations, or other forms of debt instruments) shall not constitute loans by the Fund.

Explanation: This change provides the Fund with additional flexibility to implement the proposed New Strategy while maintaining compliance with the statutory requirements of the 1940 Act.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSED AMENDMENTS TO THE FUND’S FUNDAMENTAL POLICIES.

*******

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FURTHER INFORMATION ABOUT THE SPECIAL MEETING AND
ABOUT VOTING AT THE SPECIAL MEETING

Ownership of Fund Securities by Directors. The following table includes the ownership of Fund shares by the Board of the Fund as of April 30, 2025. The Fund’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act.

Name	Dollar Range of Equity Securities in the Fund***	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Credit Suisse Family of Investment Companies*
Interested Directors:
Brigitta Herzfeld	>$100,000	> $100,000

Independent Directors:
Ann S. Lieff	$50,001-$100,000	$50,001-$100,000
Cecilia L. Gondor	> $100,000	> $100,000
John A. Gelety	$10,001 - $50,000	$10,001 - $50,000
Kay W. Tatum, Ph.D., CPA	$10,001 - $50,000	$10,001 - $50,000

*	There are no other funds in the family of investment companies.

None of the Independent Directors, and no immediate family member of any Independent Directors, owns securities of the Adviser, or any control person of the Adviser. As of the Record Date, the Directors and executive officers beneficially owned an aggregate of less than 6% of the Fund’s outstanding shares.

Required Vote. A quorum shall consist of the holders of a majority of the outstanding shares of the Common Stock of the Fund entitled to vote at the meeting. Any meeting of stockholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Provided that a quorum is present, approval of each proposal requires the vote of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Under Maryland law, abstentions and broker non-votes (i.e., shares held by brokers or a nominee as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will be included for purposes of determining whether a quorum is present at the Special Meeting, but do not constitute votes cast, and therefore, will not be counted for purposes of determining whether matters to be voted upon at the Special Meeting have been approved.

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Proxy Solicitation and Costs. The Fund will bear the costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials. The estimated costs of solicitation are approximately $[XXXX] . By voting immediately, you can help the Fund avoid the additional expense of a second proxy solicitation. Unless the Fund has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request by writing to the Fund at the address set forth above or by calling the Fund at 800-TJH-FUND (854-3863) or 305-777-1660 .

INFORMATION ABOUT ATTENDING THE MEETING

Attendance at the Special Meeting is limited to stockholders (or their authorized representatives) as of the Record Date. All attendees should pre-register and obtain an admission ticket. Pre-registration is intended to facilitate entry through security at the Special Meeting. Failure to pre-register may result in a delay in gaining entry into the meeting. Valid, government-issued photographic identification is required to enter the meeting. Cameras, audio and video recorders and similar electronic recording devices will not be allowed in the meeting room. We will also request that all cellular phones, smartphones, tablets, pagers, laptops, and other communication and similar devices be turned off.

If you would like to attend the Special Meeting, please follow the instructions below to pre-register by June 13, 2025.

Pre-Registration Instructions. If you are a registered stockholder (your shares are held in your name), you may pre-register and obtain an admission ticket by contacting us and providing your name as it appears on your stock ownership records and your mailing address. If a family member is attending with you, please indicate that when you pre-register.

If you are a beneficial owner (your shares are held through a broker or bank) you may pre-register and obtain an admission ticket by contacting us and providing your name and mailing address, and evidence of your stock ownership as of the Record Date. A copy of your brokerage or bank statement will suffice as evidence of ownership, or you can obtain a letter from your broker or bank. If a family member is attending with you, please indicate that when you pre-register.

If you are a stockholder as of the Record Date and intend to appoint an authorized representative to attend the meeting on your behalf, you may pre-register and obtain an admission ticket by submitting a request to us and providing: your name and mailing address, the name and mailing address of your authorized representative, evidence of stock ownership as of the Record Date, and a signed authorization appointing such individual to be your authorized representative at the meeting.

To pre-register for the meeting and obtain an admission ticket, you can write to us at The Herzfeld Caribbean Basin Fund, Inc., 119 Washington Avenue, Suite 504, Miami Beach, FL 33139, email us at info@herzfeld.com, or call us at 800-TJH-FUND (854-3863) or 305-777-1660.

INVESTMENT ADVISER AND FUND INFORMATION

Investment Adviser, Custodian and Transfer Agent. Thomas J. Herzfeld Advisors, Inc. (the “Adviser”), with offices at 119 Washington Avenue, Suite 504, Miami Beach, Florida 33139, serves as the Fund’s investment adviser. Fifth Third Bank N.A. acts as custodian for the Fund’s assets. Ultimus Fund Solutions, LLC serves as the Fund’s transfer agent, and provides shareholder services to the Fund. Ultimus has subcontracted transfer agency services to Equiniti Trust Company, LLC, which serves as dividend/distribution disbursing agent, dividend reinvestment plan agent and as registrar for the Fund’s common stock.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require the Fund’s directors, executive officers and certain other persons (collectively, “Reporting Persons”), to file with SEC initial reports of ownership and reports of changes in ownership of equity securities of the Fund. Reporting Persons are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. To the Fund’s knowledge, based solely on review of the copies of such reports furnished to the Fund during the fiscal year ended June 30, 2024 and for the period through July 1, 2024 through May 7, 2025, all Section 16(a) filing requirements applicable to the Reporting Persons were complied except for a Form 3 for Ms. B. Herzfeld upon her appointment as a director of the Fund on December 31, 2024, which was not filed until February 27, 2025.

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Security Ownership of Certain Beneficial Owners and Management. The following table set forth, as of April 30, 2025, the beneficial ownership of each current director, the Fund’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Percentage of ownership is based on 15,720,897 shares of common stock outstanding as of April 30, 2025.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o The Herzfeld Caribbean Basin Fund, Inc., 119 Washington Avenue, Suite 504, Miami Beach, FL 33139.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
5% Holders
None
Interested Directors
Brigitta Herzfeld	124,757(2)	*
Independent Directors
John A. Gelety	6,434	*
Cecilia L. Gondor	41,960	*
Ann S. Lieff	36,358	*
Kay W. Tatum	5,027	*
Executive Officers
Erik M. Herzfeld	584,930(3)	3.7%
Thomas K. Morgan	—	*
Ryan M. Paylor	46,144	*
Zachary P. Richmond	—	*
Alice H. Tham	—	*
Thomas J. Herzfeld and Erik M. Herzfeld	5,725,475(4)	36.4%
Executive officers and directors as a group	6,571,085	41.8%

*	Less than 1%
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	According to a Form 4 filed by Brigitta S. Herzfeld on April 3, 2025, Ms. Herzfeld beneficially owns with sole power to vote and dispose of 124,757 shares of common stock.
(3)	According to a Form 4 filed by Erik M. Herzfeld on March 11, 2025, Mr. E. Herzfeld beneficially owns with sole power to vote and dispose of 584,930 shares of common stock.
(4)	As of April 30, 2025, each of Messrs. T. Herzfeld and E. Herzfeld beneficially owns with shared power to vote and/or dispose of 5,725,475 shares of common stock in his capacity as portfolio manager of investment advisory accounts of the clients of Thomas J. Herzfeld Advisors, Inc., a registered investment adviser.
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By Order of the Trustees,

Erik M. Herzfeld
President of The Herzfeld Caribbean Basin Fund, Inc.

Dated: [[_______]], 2025

IF YOU CANNOT ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU VOTE VIA THE INTERNET, TELEPHONE, OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED SO THAT THE SPECIAL MEETING MAY BE HELD AND ACTION TAKEN ON THE MATTERS DESCRIBED HEREIN WITH THE GREATEST POSSIBLE NUMBER OF SHARES PARTICIPATING.

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Exhibit A

FORM OF INVESTMENT ADVISORY AGREEMENT

AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT

THOMAS J. HERZFELD ADVISORS, INC.

AND

HERZFELD CREDIT INCOME FUND, INC.

_____, 2025

WITNESSETH:

WHEREAS, Thomas J. Herzfeld Advisors, Inc. (the “Adviser”) was appointed as investment advisor to The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”), a corporation organized under the laws of the State of Maryland, pursuant to an Investment Advisory Agreement dated September 10, 1993 (the “Original Advisory Agreement”);

WHEREAS, the Fund intends, subject to shareholder approval, to change its name to Herzfeld Credit Income Fund, Inc.;

WHEREAS, the Fund intends, subject to shareholder approval, to change its primary investment objective pursuant to which the Fund will seek to generate current income, with a secondary objective to generate capital appreciation; and will seek to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors, all as approved by the Fund’s Board of Directors on February 27, 2025;

WHEREAS, the Fund is an management company of the closed-end type, registered as such with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the Adviser is engaged in rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Fund and the Adviser desire to enter into this Amended and Restated Investment Advisory Agreement (the “Restated Agreement”) to set forth the revised terms and conditions for the provision by the Adviser of investment advisory services to the Fund.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

A-1

ARTICLE I
APPOINTMENT

1.1.       Appointment. The Fund hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Restated Agreement. The Adviser hereby accepts such appointment and agrees to provide the advisory services herein described, for the compensation herein provided.

1.2.       Effective Date. The effective date of this Restated Agreement (the “Effective Date”) shall be the date upon which the Agreement is approved by the shareholders of the Fund as required by the 1940 Act.

ARTICLE II
SERVICES OF THE ADVISER

2.1.       Advisory Duties of the Adviser. Subject to the supervision of the board of directors of the Fund (the “Board of Directors”), the Adviser shall act as the investment adviser to the Fund and shall manage the investment and reinvestment of the assets of the Fund (a) in accordance with the investment objective, policies and restrictions then in effect and as may be set forth in the Fund’s Registration Statement under the 1940 Act filed with the U.S. Securities and Exchange Commission (the “Registration Statement”), as the same may be amended from time to time, (b) in accordance with the 1940 Act, the Advisers Act and all other applicable federal and state law, and (c) in accordance with the Fund’s Certificate of Incorporation and Bylaws.

2.2.       Specific Duties. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Restated Agreement, (i) determine the composition of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify, evaluate and negotiate the structure of the investments made by the Fund (including performing due diligence on prospective investments); (iii) execute, close, service and monitor the Fund’s investments; (iv) determine the securities and other assets that the Fund will purchase, retain or sell; and (v) provide the Fund with such other investment advisory, research and related services as the Fund may, from time to time, reasonably require for the investment of its funds.

2.3.       Borrowing. In the event that the Fund determines to acquire debt financing or to refinance existing debt financing, the Adviser shall arrange for such financing on the Fund’s behalf, subject to the oversight and approval of the Board of Directors.

2.4.       Special Purpose Vehicles. If it is necessary or convenient for the Adviser to make investments on behalf of the Fund through a subsidiary or special purpose vehicle or otherwise form such subsidiary or special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such subsidiary or special purpose vehicle, and to make such investments through such subsidiary or special purpose vehicle, in accordance with the 1940 Act.

2.5.       Authority. The Adviser shall have the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments and the placement of orders for other purchase or sale transactions on behalf of the Fund, subject to the oversight of the Board of Directors.

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2.6.       Subadvisors. Subject to the prior approval of a majority of the members of the Board of Directors, including a majority of the Board of Directors who are not “interested persons” and, to the extent required by applicable law, by the stockholders of the Fund, the Adviser may, through a subadvisory agreement or other arrangement, delegate to a subadvisor any of the duties enumerated in this Restated Agreement, including the management of all or a portion of the assets being managed hereby; Subject to the prior approval of a majority of the members of the Board of Directors, including a majority of the Board of Directors who are not “interested persons” and, to the extent required by applicable law, by the stockholders of the Fund, the Adviser may adjust such duties, the portion of assets being managed, and the feeds to be paid by the Adviser. provided that, in each case, the Adviser shall continue to oversee the services provided by such Fund or employees and any such delegation shall not relieve the Adviser of any of its obligations hereunder

2.7.       Books and Records. The Adviser agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act or such longer period as the Fund may direct, all records relating to the services rendered by the Adviser under this Restated Agreement and the Fund’s investments made by the Adviser as are required by Section 31 or otherwise under the 1940 Act, and rules and regulations thereunder, and by other applicable legal provisions, including without limitation the Advisers Act, the Exchange Act, the Commodities Exchange Act, and the respective rules and regulations thereunder, and the Fund’s compliance policies and procedures as then in effect, and to preserve such records for the periods and in the manner required by the 1940 Act, the rules thereunder, and the Fund’s compliance policies and procedures. In compliance with the requirements of Rule 31a-3 under the 1940 Act, any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and shall be surrendered promptly to the Fund on request.

2.8.       Brokerage Commissions. It is the Adviser’s policy to seek the best execution of securities transactions at the most favorable price in light of the overall quality of brokerage and research services provided. In furtherance of the foregoing, the Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission or other compensation for effecting a securities transaction in excess of the amount of commission or other compensation another member of such exchange, broker or dealer would have charged for effecting such transaction if the Adviser determines, in good faith and taking into account such factors as price (including the applicable brokerage commission or dealer spread), the nature of the security being traded, the size and timing of the transaction, the activity existing and expected in the market for the particular security, the likelihood of price improvement, the speed of execution, and the ability to minimize market impact, that the amount of such commission or other compensation is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and constitutes the best net result for the Fund.

2.9.       Proxy Voting. The Adviser shall be responsible for voting any proxies solicited by an issuer of securities held by the Fund in the best interest of the Fund and in accordance with the Adviser’s proxy voting policies and procedures, as any such proxy voting policies and procedures may be amended from time to time. The Fund has been provided with a copy of the Adviser’s proxy voting policies and procedures and has been informed as to how it can obtain further information from the Adviser regarding proxy voting activities undertaken on behalf of the Fund. The Adviser shall be responsible for reporting the Fund’s proxy voting activities, as required, through periodic filings on Form N-PX or as otherwise required.

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2.10.       Advisory Services Not Exclusive. The Adviser’s services to the Fund pursuant to this Restated Agreement are not exclusive, and it is understood that the Adviser may provide investment advice, management and services to other persons (including other investment companies) and engage in other activities, so long as its services under this Restated Agreement are not impaired by such other activities. It is understood and agreed that officers or directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies. Whenever the Fund and one or more other client accounts advised by the Adviser have available funds for investment or securities to be sold, and the responsibility for the management of all of the assets of the Fund has not been delegated to a subadvisor, purchases and sales of suitable and appropriate investments for each client account shall be allocated among eligible client accounts on a basis that over time is fair and equitable, taking into account relevant facts and circumstances.

ARTICLE III
EXPENSES

3.1.       Expenses Borne by Adviser. The Adviser shall bear the expenses associated with all investment professionals of the Adviser and its staff, and the compensation and routine overhead expenses of such personnel allocable to such services.

3.2.       Expenses Borne by the Fund. The Fund shall bear all other costs and expenses of its operations and transactions, including, without limitation, those relating to: (a) the Fund’s reorganizational costs; (b) any offering costs incurred in connection with any offerings of the Fund’s common stock and other securities; (c) calculating the Fund’s net asset value (including the costs and expenses of any independent valuation firm or pricing service); (d) interest payable on debt, if any, incurred to finance the Fund’s investments; (e) fees and expenses, including legal fees and expenses and travel expenses, incurred by the Adviser or members of its investment team, or payable to third parties, in performing due diligence on prospective investments, monitoring the Fund’s investments and, if necessary, enforcing the Fund’s rights; (f) amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments, including any costs associated with subscriptions to data service, research-related subscriptions and expenses and quotation equipment and services used in making or holding investments and the costs of specialty and custom software for monitoring risk, compliance and overall portfolio; (g) brokerage fees and commissions; (h) federal and state registration fees; (i) exchange listing fees; (j) federal, state and local taxes; (k) costs of offerings or repurchases of the Fund’s securities; (l) the Base Management Fee and the Incentive Fee (as defined below); (m) distributions on securities issued by the Fund, as applicable; (n) administration fees payable to the Fund’s administrator, including any administrator affiliated with the Adviser or any sub-administrator (collectively, the “Administrator”) under any administration agreement with such Administrator (as the same may be amended or restated from time to time, the “Administration Agreement”) and any related expenses; (o) transfer agent, fund accounting agent and custody fees and expenses; (p) independent director fees and expenses; (q) the costs of any reports, proxy statements or other notices to the Fund’s securityholders, including printing costs and the costs of any investor relations personnel responsible for the preparation of the foregoing and related matters; (r) costs of holding meetings of the Fund’s securityholders; (s) litigation, indemnification and other non-recurring or extraordinary expenses; (t) fees and expenses associated investor relations efforts; (u) dues, fees and charges of any trade association of which the Fund is a member; (v) direct costs and expenses of administration and operation, including printing, mailing, telecommunications and staff, including fees payable in connection with outsourced administration functions; (w) fees and expenses associated with independent audits and outside legal costs; (x) the Fund’s fidelity bond; (y) directors and officers/errors and omissions liability insurance, and any other insurance premiums; (z) costs associated with the Fund’s registration, reporting and compliance obligations under the 1940 Act and applicable U.S. federal and state securities laws, including compliance and attestation costs and costs of filing reports or other documents with the SEC (or other regulatory bodies), and other reporting and compliance costs, including registration and listing fees; and (aa) all other expenses reasonably incurred by the Fund or the Administrator in connection with administering the Fund’s business or incurred by the Adviser on the Fund’s behalf, such as the allocable portion of overhead and other expenses incurred by any affiliated Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the Fund’s allocable portion of the costs of compensation and related expenses of the Fund’s chief compliance officer, chief financial officer, chief operating officer and their respective support staff.

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ARTICLE IV
COMPENSATION

4.1.       Compensation Components. As of the Effective Date of this Restated Agreement, the Fund agrees to pay and the Adviser agrees to accept as compensation for the investment advisory and management services provided by the Adviser hereunder, a fee consisting of two components: (1) a base management fee (the “Base Management Fee”), and (2) an incentive fee (the “Incentive Fee”), each as hereinafter set forth. The Fund shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct. To the extent permitted by applicable law, the Adviser may elect to defer or waive all or a portion of its fees hereunder for any period of time.

4.2.       Base Management Fee. The Base Management Fee shall be calculated and payable quarterly in arrears at an annual rate equal to 1.25% of the Fund’s Managed Assets. “Managed Assets” means the gross assets of the Fund, less its liabilities incurred for purposes other than investment (i.e., borrowings for investment purposes, whether via a borrowing facility or the issuance of senior securities, are included in Managed Assets). The Base Management Fee shall be calculated based on the Managed Assets at the end of the most recently completed calendar quarter. In addition, the Base Management Fee for any partial quarter shall be appropriately pro-rated (based on the number of days actually elapsed at the end of such partial quarter relative to the total number of days in such calendar quarter).

4.3.       Incentive Fee. The Incentive Fee consists of two parts, as follows:

(a)       One part shall be calculated and payable quarterly in arrears based on the Pre-Incentive Fee Net Investment Income of the Fund for the immediately preceding calendar quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from an investment) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Base Management Fee, expenses payable under the Administration Agreement (if in effect) and any interest expense and/or dividends paid on any issued and outstanding debt or senior securities, but excluding the Incentive Fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments payment-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized or unrealized capital gains or realized or unrealized losses or any unrealized capital appreciation or depreciation.

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(b)       Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Fund’s Net Assets at the end of the immediately preceding calendar quarter, shall be compared to a “hurdle rate” of 2.25% per quarter. “Net Assets” as used herein solely for purposes of the Incentive Fee means the Fund’s gross assets less consolidated indebtedness, determined in accordance with generally accepted accounting principles in the United States.

(c)       The Fund’s net investment income used to calculate this part of the Incentive Fee is also included in the amount of its gross assets used to calculate the 1.25% Base Management Fee.

(d)       The Fund shall pay the Adviser an Incentive Fee with respect to the Fund’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

(i)       no Incentive Fee in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed 2.25%;

(ii)       100% of the Fund’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate of 2.25% but is less than 2.5% in any calendar quarter; and

(iii)       10% of the amount of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any calendar quarter.

(e)       The portion of such Incentive Fee that is attributable to deferred interest (such as payment-in-kind interest or original issue discount) will be paid to the Adviser, without interest, only if and to the extent the Fund actually receives such deferred interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

(f)       These calculations will be appropriately pro-rated for any period of less than three months and appropriately adjusted for any share issuances or repurchases during the current quarter.

4.4.       Transaction Fees. Any transaction, loan origination, advisory or similar fees (“Transaction Fees”) received in connection with the Fund’s activities or the Adviser’s activities as they relate to the Fund shall be the property of the Fund. The parties agree that any Transaction Fees paid to the members, managers, partners or employees of the Fund, the Adviser or their respective affiliates in connection with the Company’s activities or the Adviser’s activities as they relate to the Fund shall be promptly remitted to the Fund; provided, however, Transaction Fees received in respect of an investment opportunity in which the Fund and one or more entities (including affiliates of the Adviser) participate shall be allocated to the Fund in proportion to its respective investment or proposed investment in such investment opportunity.

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ARTICLE V
LIMITATION OF LIABILITY; INDEMNIFICATION

5.1.       Limitation of Liability. To the full extent permitted by applicable law, the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any such person or entity or with the Adviser) shall not be liable to the Fund for any action taken or omitted to be taken by the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any such person or entity or with the Adviser) in connection with the performance of any of its duties or obligations under this Restated Agreement or otherwise as an investment adviser of the Fund, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services, to the extent applicable.

5.2.        Indemnity. The Fund shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with any such person or entity or with the Adviser, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Restated Agreement or otherwise as an investment adviser of the Fund.

5.3.       Standard of Conduct. Notwithstanding anything to the contrary in this Article V to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Restated Agreement (as the same shall be determined in accordance with the 1940 Act and the Advisers Act and any interpretations or guidance by the SEC or its staff thereunder). Nothing in this Restated Agreement shall in any way constitute a waiver or limitation by the Fund of any rights or remedies which may not be so limited or waived in accordance with applicable law.

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ARTICLE VI
MISCELLANEOUS

6.1.       Covenants of the Adviser. The Adviser hereby covenants that it is registered as an investment adviser under the Advisers Act. The Adviser hereby agrees that its activities shall at all times comply in all material respects with all applicable federal and state laws governing its operations and investments.

6.2.       Adviser Personnel. The Adviser shall authorize and permit any of its directors, officers and employees who may be elected or appointed as directors or officers of the Fund to serve in the capacities in which they are elected or appointed. Services to be furnished by the Adviser under this Restated Agreement may be furnished through the medium of any of such directors, officers or employees. The Adviser shall make its directors, officers and employees available to attend meetings of the Board of Directors as may be reasonably requested by the Board of Directors from time to time. The Adviser shall prepare and provide such reports on the Fund and its operations as may be reasonably requested by the Board of Directors from time to time.

6.3.       Independent Contractor. Except as otherwise provided herein or authorized by the Board of Directors from time to time, the Adviser shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

6.4.       Name. The Fund agrees that the Fund (to the extent that it lawfully can) shall cease to use the name “Herzfeld” in its name upon such date as the Adviser ceases to act as the investment adviser to the Fund. The Fund hereby acknowledges that the Adviser may at any time permit others to use the word “Herzfeld” for any purpose.

6.5.       Effectiveness, Duration and Termination. This Restated Agreement shall become effective as of the first date above written. This Restated Agreement shall remain in effect until the second anniversary of the Effective Date, and thereafter shall continue automatically for successive annual periods; provided that such continuance is specifically approved at least annually by (a) the vote of the Board of Directors or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act), provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any party of the Restated Agreement, by vote cast in accordance with the requirements of the 1940 Act. This Restated Agreement may be terminated at any time, without the payment of any penalty, by (a) (i) the Board of Directors or (ii) a vote of a majority of the outstanding voting securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act), in each case upon not less than 45 days’ written notice or (b) the Adviser upon not less than 90 days’ written notice.

6.6.       Survival. Notwithstanding the termination of this Restated Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Article IV through the date of termination, and Article V shall continue in force and effect and apply to the Indemnified Parties as and to the extent applicable.

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6.7.       No Assignment. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

6.8.       Amendment. This Restated Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in accordance with the 1940 Act, including, if applicable, pursuant to a vote of the Board of Directors, the vote of a majority of the outstanding securities of the Fund (as defined in Section 2(a)(42) of the 1940 Act), or the vote of a majority of the Fund’s directors who are not parties to this Restated Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party.

6.9.       Notice. Any notice or other communication required to be given pursuant to this Restated Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

6.10.     Entire Agreement; Governing Law. This Restated Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof, including specifically the Original Agreement. This Restated Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware and the applicable provisions of the 1940 Act. To the extent the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the provisions of the 1940 Act, the latter shall control.

[signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Restated Agreement to be duly executed as of the Effective Date.

THOMAS J. HERZFELD ADVISORS, INC.

By:
Name:
Title:

HERZFELD CREDIT INCOME FUND, INC.

By:
Name:
Title:

[signature page to A&R Investment Advisory Agreement]

ANNEX A

EXAMPLES OF INCENTIVE FEE CALCULATION

Incentive Fee Calculations based upon investment income earned (*).

Alternative 1 – Assumptions

•	Investment income (including interest, dividends, fees, etc.) – 1.25%

•	Hurdle Rate[1] = 2.25%

•	Management Fee[2] = 0.3125%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)[3] = 0.20%.

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.7375%.

Result: Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2 - Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.0%.

•	Hurdle rate = 2.25%.

•	Management fee = 0.3125%.

•	Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%.

•	Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.485%.

Result: The Adviser is entitled to the Incentive fee catch-up = 100%*(2.485-2.25) = 0.235%4

Alternative 3 -Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 6.00%.

•	Hurdle rate= 2.25%.

•	Management fee= 0.3125%.

•	Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%.

•	Pre-incentive fee net investment income

•	(investment income – (management fee + other expenses)) = 5.4875%.

•	Incentive fee catch up = 100%*(2.5-2.25) = 0.25%

[1]	Represents 9% annualized hurdle rate
[2]	Represents 1.25% annualized management fee using leverage up to 1.0x debt to equity
[3]	Excludes organizational and offering expenses
[4]	The “catch-up” provision, as described in Section 4.2(2) above is intended to provide the Adviser with an incentive fee of 10% on all of the Fund’s Pre-Incentive Fee net investment income as if a hurdle rate did not apply when the Fund’s net investment income exceeds 2.25% in any calendar quarter. The “catch-up” portion of our pre-incentive fee net investment income is the portion that exceeds the 2.25% hurdle rate but is less than or equal to 2.5% in any calendar quarter.

Result: The Adviser is entitled to a Total Incentive fee = (100% × “catch-up”+ (10% × (6.0% – 2.5%))= 0.25+(10% x 3.5%) = 0.25+0.35=0.60%

Notes:

*The hypothetical amount of Pre-Incentive Fee net investment income shown is expressed as a rate of return of the Fund’s total Net Assets

SCAN TO
VIEW MATERIALS & VOTE

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V75343-S14928

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The Board of Directors recommends you vote FOR the following:

IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

ALL PROXIES WILL BE VOTED AND WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS NOTED HEREON. IF INSTRUCTIONS ARE NOT GIVEN, THIS PROXY WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" PROPOSAL 1, IF PROPERLY PRESENTED AT THE MEETING.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

V75344-S14928

Vote this proxy card TODAY!
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MAIL: Return the signed proxy card in the enclosed envelope.

The undersigned hereby appoints Thomas K. Morgan, as attorney-in-fact, with full powers of substitution and revocation, to attend the Special Meeting of Stockholders of The Herzfeld Caribbean Basin Fund, Inc. on June 17, 2025 and any adjournments thereof and there at to vote all shares which the undersigned would be entitled to vote if personally present, upon the matters listed on the reverse side, as set forth in the Notice of Special Meeting of Stockholders, and upon such other business as may properly come before the meeting or any adjournment thereof.

If said attorney or any substitutes shall be present and vote at said meeting or any adjournment thereof, a majority of them so present and voting (or if only one be present and voting, then that one) shall have and exercise all the powers hereby granted. The undersigned revokes any proxy or proxies heretofore given to vote such shares at said meeting or any adjournment thereof.

**CONTINUED AND TO BE SIGNED
ON REVERSE SIDE**